UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number: 811-06324

Exact name of registrant as specified in charter:
Delaware Group® Global & International Funds

Address of principal executive offices:
2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:
David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code: (800) 523-1918

Date of fiscal year end: November 30

Date of reporting period: November 30, 2008

Item 1. Reports to Stockholders

Annual report

Delaware International Value Equity Fund Delaware Emerging Markets Fund Delaware Global Value Fund

November 30, 2008

International equity mutual funds

Table of contents

Portfolio management review	1

Performance summaries	11

Disclosure of Fund expenses	20

Country and sector allocations	23

Statements of net assets	29

Statements of operations	46

Statements of changes in net assets	48

Financial highlights	54

Notes to financial statements	80

Report of independent registered public accounting firm	97

Other Fund information	98

Board of trustees/directors and officers addendum	100

About the organization	108

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management
Business Trust, which is a registered investment advisor.

© 2009 Delaware Distributors, L.P.

All third-party trademarks cited are the property of their respective owners.

Portfolio management review
Delaware International Value Equity Fund	Dec. 9, 2008

The managers of Delaware International Value Equity Fund provided the answers to the questions below as a review of the Fund’s activities for the fiscal year ended Nov. 30, 2008.

How would you describe the global economic and market backdrop of the 12-month reporting period?

The year that ended Nov. 30, 2008, was shaped by opposing trends — demand-led commodity price gains coinciding with eroding consumer sentiment. Until late in the period, global stock prices fell, especially in emerging markets, but in developed markets as well. At the same time, oil and other commodity prices rose sharply, with oil peaking at more than $140 a barrel in July. This led to continued gains from energy and other commodity-related stocks, although momentum turned negative in the period’s final months as shares of those companies fell along with oil prices.

Meanwhile, the global economic environment became increasingly dire as markets around the world responded to the credit crisis unfolding in the United States. As the situation worsened, most economic sectors lost value, especially cyclical sectors such as consumer discretionary stocks and industrials. Earnings in these sectors tend to rise and fall along with changes in economic activity.

In contrast, traditionally defensive sectors such as healthcare and consumer staples fared better relative to the benchmark index, the MSCI EAFE Index, but nevertheless produced negative returns. Specifically, these stocks have tended to be less sensitive to a weakening economy and were therefore favored by investors, who became increasingly nervous amid rising market volatility.

Against this backdrop, global stocks fell throughout the period, with a particularly sharp decline beginning in late September and accelerating in October. Given the turmoil in the global financial system, financial stocks around the world were hit particularly hard and might have fared even worse if not for the massive capital infusions provided by fiscal and monetary authorities around the world.

How did Delaware International Value Equity Fund perform during the 12 months ended Nov. 30, 2008?

Delaware International Value Equity Fund returned -48.60% with all distributions reinvested (Class A shares at net asset value) and -51.57% with the sales charge included (Class A shares at maximum offer price). This performance was below that of its benchmark, the MSCI EAFE Index (net) which returned -47.79% during the same time frame. For complete, annualized performance of Delaware International Value Equity Fund, please see the table on page 11.

What factors contributed to the Fund’s performance during the 12-month period?

Several factors had a positive effect on the Fund’s performance when holdings and sector returns were compared to the benchmark index. For instance, in comparison to the MSCI EAFE Index, we were significantly underexposed to financials stocks. In fact, we increased this underweight as the period progressed, selling some of our positions that we believed were more vulnerable. As financials increasingly encountered difficulty, the reduced exposure to the sector mitigated some of the Fund’s negative performance elsewhere. An overweight in healthcare also helped relative returns, with all of

The views expressed are current as of the date of this report and are subject to change.
Data for this portfolio management review were provided by Bloomberg unless otherwise noted.

Portfolio management review
Delaware International Value Equity Fund

our holdings in this particular group outperforming the benchmark.

The Fund saw relative strength from certain holdings in the telecommunication services sector that held up better than peers — especially from a position in Chunghwa Telecom. This communications services provider’s stock performed better than some of its peers due in part to the company’s strong incumbent status in the Taiwanese market as well as its extremely strong financial position — two characteristics typically favored by risk-averse investors.

Our stocks in the information technology sector also fared better as a group than those selected for the index, with our shares in Canadian technology outsourcing company CGI Group outperforming the group. We believe investors favored the company for its solid cash position and steady profitability, helping it fare better than other technology stocks in a declining market.

One of the Fund’s better overall individual performers was Japanese retailer Don Quijote. The company was one of the few holdings in the Fund to post a positive return for the period. Don Quijote benefited from its status as the leading low-cost retailer in the country — a resilient niche in what is largely a deteriorating economy.

What factors hampered the Fund’s performance?

In a market that declined significantly, no industry sectors were spared, so general weakness was widespread. When measured against the benchmark index, our weakness was largely attributable to adverse stock selection. Our holdings in consumer staples, for instance, detracted from the Fund’s results relative to the benchmark. In this group, diversified German retail giant Metro was among the worst individual performers. We believe investors worried that the company’s business could be hurt by a decline in consumer spending.

Despite a helpful underweight in financials, stock selection in the sector was a negative overall. Most notably, we were hurt by a position in diversified financial company ING Groep. Shares of this Netherlands-based company fell sharply in September and even more in October, when the market reacted poorly to the news of a 10-billion euro capital infusion coming from the Dutch government — a move that suggested a weaker-than-expected financial position. Nevertheless, we maintained this holding because we continued to have confidence in the company’s performance potential and competitive strength, especially after the recent injection of government capital.

Our weakest overall performer was Petroleum Geo-Services, a Norwegian company that does seismic mapping for integrated and independent oil producers. As the price of oil plummeted in the summer, we believe the market became concerned that new energy exploration investments would decline and cut into the business of Petroleum Geo-Services. Another individual disappointment was Japan’s Round One, a leading Japanese bowling and amusement facility company hurt by weaker consumer spending. Despite their recent poor performance, we maintained positions in both companies and, because of their dominant market positions, believe in their potential for improved future performance.

What was your recent management approach?

Regardless of the market environment, we always look for the same types of stocks

— companies that we think are distinguished by strong competitive and financial positions and currently out of favor with investors. Ideally, we want to own companies with a market position that is secure enough they may outperform their rivals in difficult economic times. Identifying these types of companies with an attractive price and with the potential for long-term outperformance is at the core of our investment process.

Recognizing that investors’ risk tolerance appeared to have declined substantially, our focus was to meticulously re-evaluate the assumptions underlying every stock in the portfolio, and to sell those we no longer felt comfortable holding. Given the difficult credit environment, for example, we focused even more on the financial strength of the companies whose stocks we held in the Fund, culling companies with higher debt loads and therefore the potential for deterioration in their future earnings prospects. With the proceeds of these stock sales, we actively reinvested in market leaders that, in our opinion, had low share prices but continue to provide stable earnings and cash flow streams.

The market environment posed significant challenges for all investors, including value investors, during the fiscal period. At the end of the fiscal year, many stocks were trading at depressed valuations, and we resisted the temptation to buy stocks simply because their prices were relatively low. When evaluating new stocks for the Fund, we plan to buy only from companies we believe are in strong shape financially with potential to benefit from a stock market recovery.

Our long-term approach to investing focuses on the benefits of investing in strong, market-leading companies that, are well positioned, in our opinion, to survive the many challenges ahead. At the end of the period, we found it notable that in three of the four quarters of the recent fiscal year, the market had favored value stocks over their growth counterparts. Although we had no guarantee that value stocks would continue to outperform, the fiscal period performance fit a long-term pattern investors have seen before, with a value investment style outperforming growth after a long bull market period and subsequent decline.

Fund basics
Delaware International Value Equity Fund		As of Nov. 30, 2008
Fund objective:	The Fund seeks long-term growth without undue risk to principal.
Total Fund net assets:	$388 million
Number of holdings:	48
Fund start date:	Oct. 31, 1991
	Nasdaq symbols	CUSIPs
Class A	DEGIX	245914106
Class B	DEIEX	245914700
Class C	DEGCX	245914858
Class R	DIVRX	245914577
Institutional Class	DEQIX	245914403

Portfolio management review
Delaware Emerging Markets Fund	Dec. 9, 2008

The managers of Delaware Emerging Markets Fund provided the answers to the questions below as a review of the Fund’s activities for the fiscal year ended Nov. 30, 2008.

How did emerging markets generally fare during the year?

Emerging markets declined during the year, ending a string of generally positive years that began in 2003. The benchmark MSCI Emerging Markets Index fell significantly during the period as a global economic slowdown affected market performance in many emerging nations. After gaining ground during the final months of 2007, the benchmark turned downward in early 2008, beginning a slide that carried into the end of the Fund’s fiscal year.

As we wrote in the portfolio management review last year, volatility can be inherent in emerging markets, and such was the case this year. Regions that performed relatively well during a given quarter were not always immune from downturns in the following quarter.

In general, emerging markets responded to the credit crisis unfolding in developed markets, particularly the United States. In addition, emerging markets were not spared from a speculative boom in real estate and other assets, much of which was driven by an overabundance of credit. For instance, we saw excesses in the real estate markets in Brazil and China.

Generally speaking, global markets became very sensitive to risk, and nervous investors raised cash by selling shares of companies in our investment spectrum. This put noticeable pressure on stock prices across all geographical regions represented within the benchmark — all of them posted declines for the period. Among the weakest nations were Russia, South Korea, and India, all falling more than 60%. China and Brazil, two of the more heavily weighted nations within the index, slipped by more than 55%.

As the period began, India showed positive fundamentals, and we viewed some Indian companies as among the best in their respective industries. Challenges arose by the middle of the period, however, as India then faced headwinds that included accelerating inflation, high oil prices, and political instability. Taken together, these circumstances appeared to have dampened investor sentiment and drove down stock prices.

In Russia, steep declines in commodity and energy prices were among the biggest causes of market setbacks. This was exacerbated by rising political risk in the wake of the conflict between Russia and the country of Georgia.

How did the Fund perform?

Delaware Emerging Markets Fund returned -53.37% with all distributions reinvested (Class A shares at net asset value) and -56.06% with the sales charge included (Class A shares at maximum offer price). By comparison, the MSCI Emerging Markets Index (net) which serves as the Fund’s performance benchmark, returned -56.56% during the same time frame. For the complete, annualized performance of Delaware Emerging Markets Fund, please see the table on page 14.

The views expressed are current as of the date of this report and are subject to change.
Data for this portfolio management review were provided by Bloomberg unless otherwise noted.

What was your management approach during the year?

During the fiscal year, we continued following our practice of identifying companies that we viewed as a) trading below their intrinsic values, b) exhibiting sustainable franchises, and c) having strong financial fundamentals. All along, our process remained focused on maintaining an attractive balance between risk and potential reward.

Our country allocations were determined by our company-selection process. In other words, we did not aim for specific allocations to particular countries. We continued to build the Fund based on rigorous analysis of companies, and we believe this generally resulted in more exposure, relative to the benchmark, to attractive markets and sectors.

What factors resulted in positive contributions to performance during the fiscal year?

Measured against the benchmark, most of our outperformance was based on the effects of individual stocks, with a smaller portion explained by the effects of the Fund’s country allocations.

Our holdings in South Korea (the Republic of Korea) and Brazil were among those with the strongest positive effects on relative performance. One example from South Korea was electronics manufacturer Samsung. The company’s share price fluctuated somewhat briskly during the period, but despite the volatility, we felt that the company’s sum-of-the-parts value remained attractive.

In Brazil, we saw positive contributions to relative return from companies that included Energias do Brasil, a holding company that owns electricity distributors and power plants. Early in our fiscal period, that company’s stock price overreacted when Brazil’s electricity regulators reduced their estimate of the company’s asset base. Regulators use this estimate to determine the rates that power companies can charge. In our view, this perception overshadowed the company’s long-term soundness; nonetheless, we sold our position late in the period.

Some individual Mexican holdings made notable gains, although our Mexican holdings detracted from relative performance as a group. Among our positive contributors, Grupo Televisa delivered above-index performance. As one of the largest media companies in Latin America, the company controls a significant portion of the Mexican entertainment market. We believed that Grupo Televisa’s strong competitive position would allow it to withstand a slowing Mexican economy during the period; we also believed that it has the potential to maintain its foothold in broadcasting as well as cable. Early in the fiscal period, the company signed an agreement with Telemundo (the second-largest Spanish-language television network in the United States), providing Televisa with opportunities for growth in the U.S.

What factors hampered the Fund’s performance during the period?

As groups, our holdings in Argentina, Colombia, Israel, and Mexico were among our significant detractors from performance versus the index. Our holdings declined across all four countries, falling further than the benchmark constituents in those countries. One of our Argentine detractors, Cresud, owns and operates farmland in its home country as well as in Brazil. Despite political strife in the Argentine farming sector that began early in our fiscal period, we believed

Portfolio management review
Delaware Emerging Markets Fund

the political situation should be resolved in the long run, and that the company’s farm land would likely hold its value. We also saw value in the company’s interests in Inversiones y Representaciones Sociedad Anonima (IRSA), a Buenos Aires real estate developer that primarily focuses on “high-quality” properties.

Our holdings in Russia performed well against the index, but included one significant detractor: Gazprom, Russia’s largest natural-gas producer. Heightened concerns about the Russian government’s involvement in the economy, as well as the aforementioned increase in political risk due to armed conflict in Georgia, contributed to the downturn in Gazprom’s share price.

What other developments affected the performance of the Fund during the period?

Early in the fiscal period, we kept an underweight in India, a reasonably big component of our benchmark index and one that experienced strong gains in recent years. Our country allocations are not based on a strong adherence to country allocations within the benchmark index, and this is an example of where we stayed true to that practice. For the fiscal period, the underweight in India had a positive effect on the Fund’s performance relative to the index. The same thing happened with our overweight allocations in South Africa and Brazil. As in India, our South African and Brazilian allocations were based purely on the relative value we believed our holdings had. In both cases, the resulting overweight had a positive effect on the Fund’s relative performance.

Fund basics
Delaware Emerging Markets Fund		As of Nov. 30, 2008
Fund objective:	The Fund seeks long-term capital appreciation.
Total Fund net assets:	$358 million
Number of holdings:	127
Fund start date:	June 10, 1996
	Nasdaq symbols	CUSIPs
Class A	DEMAX	245914841
Class B	DEMBX	245914833
Class C	DEMCX	245914825
Institutional Class	DEMIX	245914817

Delaware Global Value Fund	Dec. 9, 2008

The managers of Delaware Global Value Fund provided the answers to the questions below as a review of the Fund’s activities for the fiscal year ended Nov. 30, 2008.

How would you describe the global economic and market backdrop of the 12-month reporting period?

The year ended Nov. 30, 2008, was shaped by opposing trends — demand-led commodity price gains coinciding with eroding consumer sentiment. Until late in the period, global stock prices fell, especially in emerging markets, but also in developed markets. At the same time, oil and other commodity prices rose sharply, with oil peaking at more than $140 a barrel in July. This led to continued gains from energy and other commodity-related stocks, although their momentum turned negative in the period’s final months as their share prices fell along with oil prices.

Meanwhile, the global economic environment became increasingly dire as markets around the world responded to the credit crisis unfolding in the United States. As the situation worsened, most economic sectors lost value, especially cyclical sectors such as consumer discretionary stocks and industrials. Earnings in these sectors tend to rise and fall along with changes in economic activity.

In contrast, traditionally defensive sectors such as healthcare and consumer staples fared better relative to the benchmark MSCI World Index as a whole, but nevertheless produced negative returns. Specifically, these stocks have tended to be less sensitive to a weakening economy and were therefore favored by investors, who became increasingly nervous amid rising market volatility.

Against this backdrop, global stocks fell throughout the period, with a particularly sharp decline beginning in late September and accelerating in October. Given the turmoil in the global financial system, financial stocks around the world were hit particularly hard and might have fared even worse if not for the massive capital infusions provided by fiscal and monetary authorities around the world.

How did Delaware Global Value Fund perform during the 12 months ended Nov. 30, 2008?

For the fiscal year ended Nov. 30, 2008, Delaware Global Value Fund returned -48.12% at net asset value and -51.10% at maximum offer price. Both returns represent performance for Class A shares with all distributions reinvested. This performance was below that of its benchmark, the MSCI World Index (net), which returned -43.30% during the same time frame. Effective after March 31, 2008, the Fund changed its benchmark to the MSCI World Index from the MSCI ACWI (All Country World Index) Index. The MSCI ACWI Index (net) returned -44.84% for the period. For the complete, annualized performance of Delaware Global Value Fund, please see the table on page 17.

What were the significant changes within the Fund during the fiscal period and how did they affect the Fund?

Early in calendar year 2008, Delaware Global Value Fund made two significant changes. First, the team managing the international aspects of the portfolio took on responsibility for managing the domestic equity portion of the Fund as well. Second, we changed the

The views expressed are current as of the date of this report and are subject to change.
Data for this portfolio management review were provided by Bloomberg unless otherwise noted.

Portfolio management review
Delaware Global Value Fund

Fund’s benchmark index from the MSCI ACWI Index to the MSCI World Index. The portfolio managers believe that the new benchmark is a more accurate comparison to the Fund’s investments.

We accomplished the transition of the domestic holdings to the new management team in a short period of time, with a process concentrating on three steps. Initially, we evaluated each stock within the existing holdings in light of its value and our competitive criteria. Given the difficult credit environment, for example, we focused even more on the financial strength of the companies whose stocks we held in the Fund, culling companies with excessive debt loads and therefore the potential for deterioration in their future earnings prospects. Second, we sold the domestic stocks we felt no longer fit the criteria, and we actively reinvested in market leaders that had low share prices but continued to provide stable earnings and cash-flow streams. The third step was to fill out the remaining list with potential U.S. candidates through our standard process of considering the entire universe of securities in which we invest and applying our usual evaluation system.

We assessed the international holdings as well and in some cases substituted what we felt were better alternatives from the domestic stocks list where we saw similar valuation characteristics in a similar industry make-up domiciled in the United States. One example of this approach was the acquisition of a position in Archer-Daniels-Midland (ADM) in the consumer staples sector. The company is one of the largest publicly traded processors and traders of agricultural commodities in the world. The U.S. produced a large percentage of globally traded agricultural commodities, and ADM was in a position to benefit from this. Despite the company’s poor performance in response to flooding in the American Midwest, the company is gaining ground in relative performance in its industry. We believe the company is well positioned to benefit from a better economy, as a value investment.

What factors contributed to the Fund’s performance during the 12-month period?

Although no sectors made a positive contribution to the Fund, several factors had a positive effect on the Fund’s performance when holdings and sector returns were compared to the benchmark index. For instance, in comparison to the MSCI World Index, we were significantly underexposed to financials. In fact, we became more underweight as the period progressed, selling some of our positions that we believed were more vulnerable. As financials encountered increasing difficulties, the reduced exposure to the sector mitigated some of the Fund’s negative performance elsewhere. An overweight in healthcare helped relative returns, with the holdings in this particular group outperforming the index.

The Fund saw relative strength from certain holdings in the telecommunication services sector that held up better than peers — especially from a position in Chunghwa Telecom. This communications services provider’s stock performed better than some of its peers due in part to the company’s strong incumbent status in the Taiwanese market, as well as its extremely strong financial position — two characteristics typically favored by risk-averse investors.

One of the Fund’s better overall individual performers was Japanese retailer Don Quijote. The company was one of the few holdings in the Fund to post a positive return for the period. Don Quijote benefited from its status as the leading low-cost retailer in the country — a resilient niche in what is largely a deteriorating economy.

What factors hampered the Fund’s performance?

In a market that declined significantly, no industry sectors were spared, and general weakness was widespread. Our holdings in consumer staples, for instance, detracted from the Fund’s results relative to the benchmark. In this group, diversified German retail giant Metro was among the worst individual performers, and investors worried that the company’s business could be hurt by a decline in consumer spending.

Despite a helpful underweight in financials, our selection of holdings in the sector was a negative overall. In the U.S., we were hurt by our position in insurance and financial-services company American International Group (AIG). AIG was the sole U.S. financial stock we continued to hold following the company’s February management change and re-evaluation of the Fund’s domestic securities. We subsequently sold the position at a considerable loss.

Our weakest overall performer was Petroleum Geo-Services, a Norwegian company that does seismic mapping for integrated and independent oil producers. As the price of oil plummeted in the summer, the market became concerned, in our opinion, that new energy exploration investments would decline and cut into the business of Petroleum Geo-Services. Another individual disappointment was Japan’s Round One, a leading Japanese bowling and amusement facility company hurt by weaker consumer spending. Despite their recent poor performance, we maintained positions in both companies and, because of their dominant market positions, believe in their potential for improved future performance.

What was your recent management approach?

The primary tenets of the Delaware Global Value Fund investment strategy apply to both the domestic and international segments of the Fund. In both portions of the Fund, we evaluate potential holdings against the measures of global competitiveness. Together, the essential criteria for such an evaluation determine the fundamental soundness of almost any value stock. Two key elements are important. First, the security must be selling at a discount based on its own history as well as the overall global market, based on a value with estimated earnings that do not reflect cyclical factors. Second, the securities may be either domestic or global, as long as we believe they are not in any competitive disadvantage world-wide.

At the end of the fiscal year, approximately 40% of Fund assets were invested in domestic securities, with the remaining holdings domiciled in various countries. France and the United Kingdom were our two largest country allocations after the U.S., at approximately 13% and 11%, respectively.

The market environment posed significant challenges for all investors, including value investors, during the fiscal period. At the end of the fiscal year, many stocks were trading at depressed valuations, and we resisted the temptation to buy stocks simply because their prices were comparatively low. When evaluating new stocks for the Fund, we plan to buy only from companies in financially solid shape with potential to benefit from a stock market recovery.

Portfolio management review
Delaware Global Value Fund

Our long-term approach to investing focuses on the benefits of investing in strong, market-leading companies that we believe are well positioned to survive the many challenges ahead.

At the end of the period, we found it notable that in three of the four quarters of the recent fiscal year, the market had favored value stocks over their growth counterparts. Although we had no guarantee that value stocks would continue to outperform, the fiscal period performance fit a pattern investors have seen before, with the value investment style generally benefiting more than the growth investing market after a long bull market period and subsequent decline.

Fund basics
Delaware Global Value Fund		As of Nov. 30, 2008
Fund objective:	The Fund seeks long-term capital appreciation.
Total Fund net assets:	$38 million
Number of holdings:	70
Fund start date:	Dec. 19, 1997
	Nasdaq symbols	CUSIPs
Class A	DABAX	245914718
Class B	DABBX	245914692
Class C	DABCX	245914684
Institutional Class	DABIX	245914676

Performance summaries
Delaware International Value Equity Fund	Nov. 30, 2008

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data for the most recent month end by calling 800 523-1918 or visiting our Web site at www.delawareinvestments.com/performance. Current performance may be lower or higher than the performance data quoted.

You should consider the investment objectives, risks, charges, and expenses of the investment company carefully before investing. The Delaware International Value Equity Fund prospectus contains this and other important information about the investment company. Please request a prospectus through your financial advisor by calling 800 523-1918 or visiting our Web site at www.delawareinvestments.com. Read the prospectus carefully before you invest or send money.

Fund performance	Average annual total returns through Nov. 30, 2008
	1 year	5 years	10 years	Lifetime
Class A (Est. Oct. 31, 1991)
Excluding sales charge	-48.60%	-0.23%	+1.33%	+4.81%
Including sales charge	-51.57%	-1.39%	+0.73%	+4.45%
Class B (Est. Sept. 6, 1994)
Excluding sales charge	-48.95%	-0.92%	+0.75%	+2.96%
Including sales charge	-50.90%	-1.20%	+0.75%	+2.96%
Class C (Est. Nov. 29, 1995)
Excluding sales charge	-49.01%	-0.92%	+0.63%	+2.90%
Including sales charge	-49.50%	-0.92%	+0.63%	+2.90%

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted in the following paragraphs.

Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Expense limitations were in effect for all classes during the periods shown in the Fund performance chart and in the Performance of a $10,000 Investment chart. The current expenses for each class are listed on the “Fund expense ratios” table. (Note that all charts and graphs referred to in the “Performance summaries” section of this report are found on pages 11 through 13.) Performance would have been lower had the expense limitation not been in effect.

The Fund offers Class A, B, C, R, and Institutional Class shares. Class A shares are sold with a maximum front-end sales charge of up to 5.75%, and have an annual distribution and service fee of up to 0.30% of average daily net assets.

Class B shares may only be purchased through dividend reinvestment and certain permitted exchanges as described in the prospectus. Please see the prospectus for additional information on Class B purchase and sales charges. Class B shares have a contingent deferred sales charge that declines from 4.00% to zero depending on the period of

Performance summaries
Delaware International Value Equity Fund

time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of up to 1.00% of average daily net assets.

Ten-year and lifetime performance figures for Class B shares reflect conversion to Class A shares after approximately eight years.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets.

Please see the fee table in the prospectus and your financial professional for a more complete explanation of sales charges.

Class R shares were first made available June 2, 2003, and are available only for certain retirement plan products. They are sold without a sales charge and have an annual distribution and service fee of up to 0.60% of average daily net assets but such fee is subject to a contractual cap of 0.50% of average daily net assets.

The average annual total returns for the 1-year, 5-year, and lifetime (since June 2, 2003) periods ended Nov. 30, 2008, for Delaware International Value Equity Fund Class R shares were -48.70%, -0.45%, and +2.36%, respectively.

The average annual total returns for the 1-year, 5-year, 10-year, and lifetime periods ended Nov. 30, 2008, for Delaware International Value Equity Fund Institutional Class shares were -48.44%, +0.07%, +1.63%, and +5.10%, respectively. Institutional Class shares were first made available Nov. 9, 1992, and are available without sales or asset-based distribution charges only to certain eligible institutional accounts. The Institutional Class lifetime performance includes performance prior to Nov. 9, 1992, which is based on Class A performance and was adjusted to eliminate the sales charges, but not the asset-based distribution charge of Class A shares.

The “Fund performance” table and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

In addition to the normal risks associated with investing, international investments are subject to risks not ordinarily associated with U.S. investments including capital loss from unfavorable fluctuation in currency values, differences in generally accepted accounting principles, or from economic or political instability in other nations.

The Fund‘s expense ratios, as described in the most recent prospectus, are disclosed in the “Fund expense ratios” table. Management has contracted to reimburse certain expenses and/or waive its management fees from April 1, 2008, through March 31, 2009. Please see the most recent prospectus for additional information on the fee waivers.

Fund expense ratios	Class A	Class B	Class C	Class R	Institutional Class
Total annual operating expenses	1.40%	2.10%	2.10%	1.70%	1.10%
(without fee waivers)
Net expense ratio	1.40%	2.10%	2.10%	1.60%	1.10%
(including fee waivers, if any)*
* The applicable fee waivers are discussed in the text on pages 11 and 12.

Performance of a $10,000 Investment

Average annual total returns from Nov. 30, 1998, through Nov. 30, 2008

For period beginning Nov. 30, 1998, through Nov. 30, 2008	Starting value	Ending value
Delaware International Value Equity Fund — Class A Shares	$9,425	$10,759
MSCI EAFE Index (gross)	$10,000	$11,024
MSCI EAFE Index (net)	$10,000	$10,615

The chart assumes $10,000 invested in the Fund on Nov. 30, 1998, and includes the effect of a 5.75% front-end sales charge and the reinvestment of all distributions. Please note additional details on these fees in the “Performance summary” section of this report, which includes pages 11 through 13.

The chart also assumes $10,000 invested in the MSCI EAFE Index as of Nov. 30, 1998. The MSCI EAFE Index measures equity market performance across developed market countries in Europe, Australasia, and the Far East. Index “gross” return reflects the maximum possible dividend reinvestment. Index “net” return approximates the minimum possible dividend reinvestment, after deduction of withholding tax at the highest possible rate. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index.

Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

The chart does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares.

Performance summaries
Delaware Emerging Markets Fund	Nov. 30, 2008

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data for the most recent month end by calling 800 523-1918 or visiting our Web site at www.delawareinvestments.com/performance. Current performance may be lower or higher than the performance data quoted.

You should consider the investment objectives, risks, charges, and expenses of the investment company carefully before investing. The Delaware Emerging Markets Fund prospectus contains this and other important information about the investment company. Please request a prospectus through your financial advisor by calling 800 523-1918 or visiting our Web site at www.delawareinvestments.com. Read the prospectus carefully before you invest or send money.

Fund performance	Average annual total returns through Nov. 30, 2008
	1 year	5 years	10 years	Lifetime
Class A (Est. June 10, 1996)
Excluding sales charge	-53.37%	+8.40%	+10.37%	+5.21%
Including sales charge	-56.06%	+7.13%	+9.71%	+4.72%
Class B (Est. June 10, 1996)
Excluding sales charge	-53.76%	+7.61%	+9.71%	+4.73%
Including sales charge	-55.15%	+7.36%	+9.71%	+4.73%
Class C (Est. June 10, 1996)
Excluding sales charge	-53.75%	+7.59%	+9.55%	+4.44%
Including sales charge	-54.09%	+7.59%	+9.55%	+4.44%

Class R shares had not commenced operations as of Nov. 30, 2008.

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted in the following paragraphs.

Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Expense limitations were in effect for all classes during the periods shown in the Fund performance chart and in the Performance of a $10,000 Investment chart. The current expenses for each class are listed on the “Fund expense ratios” table. (Note that all charts and graphs referred to in the “Performance summaries” section of this report are found on pages 14 through 16.) Performance would have been lower had the expense limitation not been in effect.

The Fund offers Class A, B, C, and Institutional Class shares. Class A shares are sold with a maximum front-end sales charge of up to 5.75%, and have an annual distribution and service fee of up to 0.30% of average daily net assets.

Class B shares may only be purchased through dividend reinvestment and certain permitted exchanges as described in the prospectus. Please see the prospectus for additional information on Class B purchase and sales charges. Class B shares have a contingent deferred sales charge that declines from 4.00% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of up to 1.00% of average daily net assets.

Ten-year and lifetime performance figures for Class B shares reflect conversion to Class A shares after approximately eight years.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets.

Please see the fee table in the prospectus and your financial professional for a more complete explanation of sales charges.

The average annual total returns for the 1-year, 5-year, 10-year, and lifetime (since June 10, 1996) periods ended Nov. 30, 2008, for Delaware Emerging Markets Fund Institutional Class shares were -53.30%, +8.66%, +10.65%, and +5.50%, respectively. Institutional Class shares were first made available June 10, 1996, and are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

The “Fund performance” table and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

In addition to the normal risks associated with investing, international investments are subject to risks not ordinarily associated with U.S. investments including capital loss from unfavorable fluctuation in currency values, differences in generally accepted accounting principles, or from economic or political instability in other nations.

Investing in emerging markets can be riskier than investing in well-established foreign markets.

The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the “Fund expense ratios” table. Management has contracted to reimburse certain expenses and/or waive its management fees from April 1, 2008, through March 31, 2009. Please see the most recent prospectus for additional information on the fee waivers.

Fund expense ratios	Class A	Class B	Class C	Class R	Institutional Class
Total annual operating expenses	2.02%	2.72%	2.72%	2.32%	1.72%
(without fee waivers)
Net expense ratio	1.97%	2.72%	2.72%	2.22%	1.72%
(including fee waivers, if any)*
* The applicable fee waivers are discussed in the text on pages 14 and 15.

Performance summaries
Delaware Emerging Markets Fund

Performance of a $10,000 Investment

Average annual total returns from Nov. 30, 1998, through Nov. 30, 2008

For period beginning Nov. 30, 1998, through Nov. 30, 2008	Starting value	Ending value
Delaware Emerging Markets Fund — Class A Shares	$9,425	$25,272
MSCI Emerging Markets Index (gross)	$10,000	$22,257
MSCI Emerging Markets Index (net)	$10,000	$21,676

The chart assumes $10,000 invested in the Fund on Nov. 30, 1998, and includes the effect of a 5.75% front-end sales charge and the reinvestment of all distributions. Please note additional details on these fees in the “Performance summary” section of this report, which includes pages 14 through 16.

The chart also assumes $10,000 invested in the MSCI Emerging Markets Index as of Nov. 30, 1998. The MSCI Emerging Markets Index, sometimes also referred to as the MSCI Emerging Markets Free Index, measures equity market performance across emerging market countries world-wide. Index “gross” return reflects the maximum possible dividend reinvestment. Index “net” return approximates the minimum possible dividend reinvestment, after deduction of withholding tax at the highest possible rate. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index.

Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

The chart does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares.

Delaware Global Value Fund	Nov. 30, 2008

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data for the most recent month end by calling 800 523-1918 or visiting our Web site at www.delawareinvestments.com/performance. Current performance may be lower or higher than the performance data quoted.

You should consider the investment objectives, risks, charges, and expenses of the investment company carefully before investing. The Delaware Global Value Fund prospectus contains this and other important information about the investment company. Please request a prospectus through your financial advisor by calling 800 523-1918 or visiting our Web site at www.delawareinvestments.com. Read the prospectus carefully before you invest or send money.

Fund performance	Average annual total returns through Nov. 30, 2008
	1 year	5 years	10 years		Lifetime
Class A (Est. Dec. 19, 1997)
Excluding sales charge	-48.12%	+0.71%	+3.70%		+3.91%
Including sales charge	-51.10%	-0.47%	+3.08%		+3.35%
Class B (Est. Sept. 28, 2001)
Excluding sales charge	-48.51%	-0.06%	n/	a	+3.67%
Including sales charge	-50.47%	-0.36%	n/	a	+3.67%
Class C (Est. Sept. 28, 2001)
Excluding sales charge	-48.51%	-0.03%	n/	a	+3.69%
Including sales charge	-49.00%	-0.03%	n/	a	+3.69%

Class R shares had not commenced operations as of Nov. 30, 2008.

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted in the following paragraphs.

Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Expense limitations were in effect for all classes during the periods shown in the Fund performance chart and in the Performance of a $10,000 Investment chart. The current expenses for each class are listed on the “Fund expenses” chart. (Note that all charts and graphs referred to in the “Performance summaries” section of this report are found on pages 17 through 19.) Performance would have been lower had the expense limitation not been in effect.

The Fund offers Class A, B, C, and Institutional Class shares. Class A shares are sold with a maximum front-end sales charge of up to 5.75%, and have an annual distribution and service fee of up to 0.30% of average daily net assets.

Class B shares may only be purchased through dividend reinvestment and certain permitted exchanges as described in the prospectus. Please see the prospectus for additional information on Class B purchase and sales charges. Class B shares have a contingent

Performance summaries
Delaware Global Value Fund

deferred sales charge that declines from 4.00% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of up to 1.00% of average daily net assets.

Ten-year and lifetime performance figures for Class B shares reflect conversion to Class A shares after approximately eight years.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets.

Please see the fee table in the prospectus and your financial professional for a more complete explanation of sales charges.

The average annual total returns for the 1-year, 5-year, 10-year, and lifetime (since Dec. 19, 1997) periods ended Nov. 30, 2008, for Delaware Global Value Fund Institutional Class shares were -48.03%, +0.96%, +3.89%, and +4.09%, respectively. Institutional Class shares were first made available Dec. 19, 1997, and are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

The “Fund performance” table and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

In addition to the normal risks associated with investing, international investments are subject to risks not ordinarily associated with U.S. investments including capital loss from unfavorable fluctuation in currency values, differences in generally accepted accounting principles, or from economic or political instability in other nations.

The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the “Fund expense ratios” table. Management has contracted to reimburse certain expenses and/or waive its management fees from April 1, 2008, through March 31, 2009. Please see the most recent prospectus for additional information on the fee waivers.

Fund expense ratios	Class A	Class B	Class C	Class R	Institutional Class
Total annual operating expenses	1.57%	2.27%	2.27%	1.87%	1.27%
(without fee waivers)
Net expense ratio	1.45%	2.20%	2.20%	1.70%	1.20%
(including fee waivers, if any)*
* The applicable fee waivers are discussed in the text on pages 17 and 18.

Performance of a $10,000 Investment

Average annual total returns from Nov. 30, 1998, through Nov. 30, 2008

For period beginning Nov. 30, 1998, through Nov. 30, 2008	Starting value	Ending value
Delaware Global Value Fund — Class A Shares	$9,425	$13,550
MSCI ACWI Index (gross)	$10,000	$10,328
MSCI ACWI Index (net)	$10,000	$9,668
MSCI World Index (net)	$10,000	$9,534

As of April 1, 2008, the MSCI World Index replaced the MSCI ACWI (All Country World Index) Index as the Fund’s benchmark. The investment manager believes the MSCI World Index is a more accurate benchmark of the Fund’s investments. The MSCI ACWI Index may be excluded from this comparison in the future.

The chart assumes $10,000 invested in the Fund on Nov. 30, 1998, and includes the effect of a 5.75% front-end sales charge and the reinvestment of all distributions. Please note additional details on these fees in the “Performance summary” section of this report, which includes pages 17 through 19.

The chart also assumes $10,000 invested in the MSCI World Index and the MSCI ACWI Index as of Nov. 30, 1998. The MSCI World Index is a free float-adjusted market capitalization weighted index designed to measure equity market performance across developed markets world-wide. The MSCI ACWI Index is a free float-adjusted market capitalization index that is designed to measure equity market performance across developed and emerging markets world-wide. Index “gross” return reflects the maximum possible dividend reinvestment. Index “net” return reflects minimum possible dividend reinvestment, after deduction of withholding tax at the highest possible rate. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index.

Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

The chart does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares.

Disclosure of Fund expenses
For the period June 1, 2008 to November 30, 2008

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. These following examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period June 1, 2008 to November 30, 2008.

Actual expenses

The first section of the tables shown, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second section of the tables shown, “Hypothetical 5% Return,” provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio(s) and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

The Fund’s expenses shown in the tables reflect fee waivers in effect. The expenses shown in each table assume reinvestment of all dividends and distributions.

“Expenses Paid During Period” are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Delaware International Value Equity Fund
Expense analysis of an investment of $1,000

	Beginning	Ending		Expenses
	Account Value	Account Value	Annualized	Paid During Period
	6/1/08	11/30/08	Expense Ratio	6/1/08 to 11/30/08
Actual Fund Return
Class A	$1,000.00	$555.80	1.40%	$5.45
Class B	1,000.00	553.80	2.10%	8.16
Class C	1,000.00	554.30	2.10%	8.16
Class R	1,000.00	555.30	1.60%	6.22
Institutional Class	1,000.00	556.50	1.10%	4.28
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,018.00	1.40%	$7.06
Class B	1,000.00	1,014.50	2.10%	10.58
Class C	1,000.00	1,014.50	2.10%	10.58
Class R	1,000.00	1,017.00	1.60%	8.07
Institutional Class	1,000.00	1,019.50	1.10%	5.55

Delaware Emerging Markets Fund
Expense analysis of an investment of $1,000

	Beginning	Ending		Expenses
	Account Value	Account Value	Annualized	Paid During Period
	6/1/08	11/30/08	Expense Ratio	6/1/08 to 11/30/08
Actual Fund Return
Class A	$1,000.00	$459.30	1.87%	$6.82
Class B	1,000.00	457.60	2.62%	9.55
Class C	1,000.00	457.50	2.62%	9.55
Institutional Class	1,000.00	459.60	1.62%	5.91
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,015.65	1.87%	$9.42
Class B	1,000.00	1,011.90	2.62%	13.18
Class C	1,000.00	1,011.90	2.62%	13.18
Institutional Class	1,000.00	1,016.90	1.62%	8.17

Disclosure of Fund expenses

Delaware Global Value Fund
Expense analysis of an investment of $1,000

	Beginning	Ending		Expenses
	Account Value	Account Value	Annualized	Paid During Period
	6/1/08	11/30/08	Expense Ratio	6/1/08 to 11/30/08
Actual Fund Return
Class A	$1,000.00	$554.80	1.45%	$5.64
Class B	1,000.00	552.80	2.20%	8.54
Class C	1,000.00	552.70	2.20%	8.54
Institutional Class	1,000.00	555.60	1.20%	4.67
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,017.75	1.45%	$7.31
Class B	1,000.00	1,014.00	2.20%	11.08
Class C	1,000.00	1,014.00	2.20%	11.08
Institutional Class	1,000.00	1,019.00	1.20%	6.06

Country and sector allocations
Delaware International Value Equity	As of November 30, 2008

Sector designations may be different than the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one Fund being different than another Fund’s sector designations.

Composition of Portfolio	Percentage of net assets
Common Stock by Country	98.95%
Australia	6.02%
Canada	3.54%
Denmark	2.48%
Finland	2.48%
France	20.68%
Germany	8.28%
Hong Kong	0.90%
Italy	2.22%
Japan	15.14%
Netherlands	2.94%
Norway	0.67%
Republic of Korea	2.14%
Singapore	1.38%
Sweden	3.93%
Switzerland	2.87%
Taiwan	3.15%
United Kingdom	20.13%
Rights	0.22%
Repurchase Agreement	1.98%
Securities Lending Collateral	24.48%
Total Value of Securities	125.63%
Obligation to Return Securities Lending Collateral	(25.52%)
Liabilities Net of Receivables and Other Assets	(0.11%)
Total Net Assets	100.00%

Country and sector allocations

Common Stock and Rights by Sector	Percentage of net assets
Consumer Discretionary	14.25%
Consumer Staples	8.78%
Energy	8.86%
Financials	8.75%
Health Care	12.15%
Industrials	15.22%
Information Technology	12.48%
Materials	3.03%
Telecommunication Services	11.74%
Utilities	3.91%
Total	99.17%

Delaware Emerging Markets Fund	As of November 30, 2008

Sector designations may differ from sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one Fund being different than another Fund’s sector designations.

Composition of Portfolio	Percentage of net assets
Common Stock by Country	93.38%
Argentina	2.18%
Australia	0.08%
Brazil	14.13%
China	11.50%
Colombia	0.49%
France	0.52%
Hungary	0.40%
India	1.40%
Indonesia	1.29%
Israel	0.64%
Kazakhstan	1.51%
Malaysia	4.07%
Mexico	3.61%
Pakistan	0.42%
Peru	0.87%
Philippines	0.91%
Poland	1.24%
Republic of Korea	13.11%
Russia	7.11%
South Africa	9.22%
Taiwan	9.15%
Thailand	2.85%
Turkey	5.03%
United Kingdom	1.12%
United States	0.53%
Preferred Stock by Country	6.91%
Brazil	4.45%
Republic of Korea	2.10%
Russia	0.36%

Country and sector allocations

Composition of Portfolio	Percentage of net assets
Participation Notes	0.93%
Securities Lending Collateral	10.18%
Total Value of Securities	111.40%
Obligation to Return Securities Lending Collateral	(10.57%)
Liabilities Net of Receivables and Other Assets	(0.83%)
Total Net Assets	100.00%

Common, Preferred Stock and Participation Notes by Sector
Consumer Discretionary	5.02%
Consumer Staples	6.40%
Energy	23.09%
Financials	8.94%
Industrials	8.74%
Information Technology	8.97%
Materials	14.79%
Telecommunication Services	14.30%
Utilities	10.97%
Total	101.22%

Delaware Global Value Fund	As of November 30, 2008

Sector designations may be different than the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one Fund being different than another Fund’s sector designations.

Composition of Portfolio	Percentage of net assets
Common Stock by Country	99.65%
Australia	3.22%
Canada	2.31%
Denmark	1.59%
Finland	1.43%
France	13.34%
Germany	5.52%
Italy	2.05%
Japan	8.90%
Netherlands	1.85%
Norway	0.65%
Republic of Korea	1.26%
Singapore	0.73%
Sweden	2.31%
Switzerland	1.58%
Taiwan	2.11%
United Kingdom	10.98%
United States	39.82%
Rights	0.14%
Repurchase Agreement	0.83%
Securities Lending Collateral	19.84%
Total Value of Securities	120.46%
Obligation to Return Securities Lending Collateral	(20.74%)
Receivables and Other Assets Net of Liabilities	0.28%
Total Net Assets	100.00%

Country and sector allocations

Common Stock and Rights by Sector	Percentage of net assets
Consumer Discretionary	12.89%
Consumer Staples	9.46%
Energy	9.88%
Financials	6.23%
Health Care	11.28%
Industrials	15.88%
Information Technology	16.23%
Materials	6.68%
Telecommunication Services	9.25%
Utilities	2.01%
Total	99.79%

Statements of net assets
Delaware International Value Equity Fund	November 30, 2008

		Number of shares	Value (U.S. $)
Common Stock – 98.95%Δ
Australia – 6.02%
*	Coca-Cola Amatil	2,378,522	$13,466,853
	Telstra	3,732,085	9,917,915
			23,384,768
Canada – 3.54%
†	CGI Group Class A	1,736,780	13,731,208
			13,731,208
Denmark – 2.48%
	Novo Nordisk Class B	188,276	9,630,979
			9,630,979
Finland – 2.48%
	Nokia	682,759	9,616,561
			9,616,561
France – 20.68%
*	AXA	377,963	7,176,477
*	Cie de Saint-Gobain	161,961	6,465,106
	France Telecom	511,279	13,129,855
*	Lafarge	88,047	4,831,360
*	Lagardere	166,296	6,065,786
*	PPR	39,260	1,862,352
*	Publicis Groupe	228,569	5,300,770
	Sanofi-Aventis	147,412	8,134,736
*	Teleperformance	357,843	8,535,106
*	Total	265,561	13,845,168
*	Vallourec	46,484	4,926,933
			80,273,649
Germany – 8.28%
	Bayerische Motoren Werke	243,670	6,090,430
	Deutsche Post	888,959	12,684,566
	Linde	95,770	6,939,145
	Metro	209,383	6,408,838
			32,122,979
Hong Kong – 0.90%
*	Techtronic Industries	11,399,500	3,485,838
			3,485,838
Italy – 2.22%
	Parmalat	5,343,670	8,619,145
			8,619,145

Statements of net assets
Delaware International Value Equity Fund

	Number of shares	Value (U.S. $)
Common Stock (continued)
Japan – 15.14%
* Asahi Glass	1,016,900	$5,705,922
Canon	287,339	8,497,591
* Don Quijote	567,800	12,214,902
Mitsubishi UFJ Financial Group	1,744,832	9,516,432
* NGK Spark Plug	708,000	5,929,336
Ono Pharmaceutical	176,900	7,796,375
* Round One	7,751	3,655,404
Toyota Motor	173,000	5,433,131
		58,749,093
Netherlands – 2.94%
ING Groep CVA	479,473	4,019,101
Koninklijke Philips Electronics	456,707	7,401,320
		11,420,421
Norway – 0.67%
*† Petroleum Geo-Services	583,261	2,605,068
		2,605,068
Republic of Korea – 2.14%
Samsung Electronics	25,107	8,306,391
		8,306,391
Singapore – 1.38%
Singapore Airlines	780,142	5,361,624
		5,361,624
Sweden – 3.93%
* Ericsson LM Class B	1,167,100	8,305,376
Nordea Bank	966,731	6,939,218
		15,244,594
Switzerland – 2.87%
Novartis	239,971	11,170,638
		11,170,638
Taiwan – 3.15%
* Chunghwa Telecom ADR	781,599	12,224,212
		12,224,212
United Kingdom – 20.13%
AstraZeneca	277,154	10,432,221
BP	2,208,822	17,935,088
Greggs	113,436	5,601,587
National Grid	1,456,623	15,182,635
* Standard Chartered	417,992	5,438,759
Tomkins	4,731,145	7,982,015

	Number of shares	Value (U.S. $)
Common Stock (continued)
United Kingdom (continued)
* Vodafone Group	5,258,152	$10,301,055
† WPP Group	947,121	5,260,692
		78,134,052
Total Common Stock (cost $623,347,795)		384,081,220

Rights – 0.22%
United Kingdom – 0.22%
Standard Chartered	137,800	862,528
Total Rights (cost $0)		862,528

	Principal
	amount (U.S. $)
Repurchase Agreement** – 1.98%
BNP Paribas 0.20%, dated 11/28/08, to be repurchased
on 12/1/08, repurchase price $7,671,128
(collateralized by U.S. Government obligations,
6/4/09; market value $7,925,444)	$7,671,000	7,671,000
Total Repurchase Agreement (cost $7,671,000)		7,671,000

Total Value of Securities Before Securities Lending
Collateral – 101.15% (cost $631,018,795)		392,614,748

	Number of shares
Securities Lending Collateral*** – 24.48%
Investment Companies
Mellon GSL DBT II Collateral Fund	97,521,189	94,927,125
=Mellon GSL DBT II Liquidation Trust	1,554,050	127,432
Total Securities Lending Collateral
(cost $99,075,239)		95,054,557
Total Value of Securities – 125.63%
(cost $730,094,034)		487,669,305 ©
Obligation to Return Securities Lending
Collateral*** – (25.52%)		(99,075,239)
Liabilities Net of Receivables and
Other Assets – (0.11%)		(424,213)
Net Assets Applicable to 47,849,855
Shares Outstanding – 100.00%		$388,169,853

Statements of net assets
Delaware International Value Equity Fund

Net Asset Value – Delaware International Value Equity Fund
Class A ($178,071,310 / 21,932,030 Shares)	$8.12
Net Asset Value – Delaware International Value Equity Fund
Class B ($11,227,180 / 1,407,290 Shares)	$7.98
Net Asset Value – Delaware International Value Equity Fund
Class C ($51,420,206 / 6,456,054 Shares)	$7.96
Net Asset Value – Delaware International Value Equity Fund
Class R ($1,259,471 / 155,943 Shares)	$8.08
Net Asset Value – Delaware International Value Equity Fund
Institutional Class ($146,191,686 / 17,898,538 Shares)	$8.17

Components of Net Assets at November 30, 2008:
Shares of beneficial interest (unlimited authorization – no par)	$714,512,389
Undistributed net investment income	14,205,784
Accumulated net realized loss on investments	(98,193,415)
Net unrealized depreciation of investments and foreign currencies	(242,354,905)
Total net assets	$388,169,853

Δ	Securities have been classified by country of origin. Classification by type of business has been presented on page 24 in “Country and sector allocations.”
†	Non income producing security.
=

Security is being fair valued in accordance with the Fund’s fair valuation policy. At November 30, 2008, the aggregate amount of fair valued securities was $127,432, which represented 0.30% of the Fund’s net assets. See Note 1 in “Notes to financial statements.”

*	Fully or partially on loan.
**	See Note 1 in “Notes to financial statements.”
***	See Note 9 in “Notes to financial statements.”
©	Includes $93,363,469 of securities loaned.

Summary of Abbreviations:
ADR — American Depositary Receipts
CVA — Dutch Certificate

Net Asset Value and Offering Price Per Share –
Delaware International Value Equity Fund
Net asset value Class A (A)	$8.12
Sales charge (5.75% of offering price) (B)	0.50
Offering price	$8.62

(A)	Net asset value per share, as illustrated, is the amount which would be paid upon redemption or repurchase of shares.
(B)	See the current prospectus for purchases of $50,000 or more.

See accompanying notes

Statements of net assets
Delaware Emerging Markets Fund	November 30, 2008

		Number of shares	Value (U.S. $)
Common Stock – 93.38%Δ
Argentina – 2.18%
*	Cresud ADR	896,200	$5,699,832
#†	Grupo Clarin Class B GDR 144A	353,200	717,137
*†	Grupo Financiero Galicia ADR	29,313	55,695
*	IRSA Inversiones y Representaciones GDR	358,400	1,340,416
			7,813,080
Australia – 0.08%
*†	Alara Resources	200,832	3,944
*†	Strike Resources	1,398,730	270,084
			274,028
Brazil – 14.13%
	AES Tiete	597,480	3,449,818
	Centrais Eletricas Brasileiras	1,947,871	22,536,092
*	Cia Siderurgica Nacional ADR	126,800	1,460,736
	Cia Vale do Rio Doce ADR	250,000	2,985,000
*	Gol Linhas Aereas Inteligentes ADR	125,100	490,392
†	Lupatech	22,400	179,904
	Petroleo Brasileiro ADR	841,600	14,963,648
*†	Tim Participacoes ADR	155,000	2,666,000
†	Triunfo Participacoes e Investimentos	109,600	57,097
*	Votorantim Celulose e Papel ADR	334,058	1,857,362
			50,646,049
China – 11.50%☐
†	51job ADR	118,300	832,832
	China Shenhua Energy	1,036,000	1,938,210
*	China Shipping Development	578,000	477,288
*	China Telecom	10,708,581	4,075,933
*	China Unicom	6,734,979	8,307,441
*	China Unicom ADR	475,945	5,877,921
	CNPC Hong Kong	6,783,100	2,126,707
	First Pacific	4,204,000	1,648,957
*†	Focus Media Holding ADR	59,100	441,477
	Fountain Set Holdings	3,878,800	123,113
	PetroChina	4,242,000	3,497,394
	PetroChina ADR	89,200	7,366,136
	Sinotrans	7,561,000	1,024,334
*†	Spreadtrum Communications ADR	213,900	156,147
†	Tom Group	47,824,000	1,758,587
	Travelsky Technology	4,849,400	1,557,975
			41,210,452

	Number of shares	Value (U.S. $)
Common Stock (continued)
Colombia – 0.49%
# Almacenes Exito GDR 144A	496,600	$1,741,874
		1,741,874
France – 0.52%
Vallourec	17,646	1,870,335
		1,870,335
Hungary – 0.40%
* OTP Bank	99,702	1,446,198
		1,446,198
India – 1.40%
† Indiabulls Real Estate GDR	102,022	181,599
*# Reliance Industries GDR 144A	100,612	4,628,152
† Sify Technologies ADR	179,300	207,988
		5,017,739
Indonesia – 1.29%
Gudang Garam	7,494,224	2,695,425
Tambang Batubara Bukit Asam	3,349,335	1,921,862
		4,617,287
Israel – 0.64%
Israel Chemicals	391,980	2,281,734
		2,281,734
Kazakstan – 1.51%
KazMunaiGas Exploration Production GDR	402,441	5,396,734
		5,396,734
Malaysia – 4.07%
Eastern & Oriental	3,251,700	466,644
Hong Leong Bank	3,780,883	5,217,171
KLCC Property Holdings	3,244,600	2,453,485
Media Prima	2,218,400	581,614
Oriental Holdings	2,064,900	2,826,523
Tanjong	610,990	2,107,734
† UEM Land Holdings	6,004,250	944,507
		14,597,678
Mexico – 3.61%
America Movil Series L ADR	75,400	2,262,000
† Bolsa Mexicana de Valores	823,088	486,047
* Cemex ADR	359,073	2,495,557
Fomento Economico Mexicano ADR	43,500	1,196,685

Statements of net assets
Delaware Emerging Markets Fund

		Number of shares	Value (U.S. $)
Common Stock (continued)
Mexico (continued)
	Grupo Mexico Series B	3,324,018	$2,066,978
	Grupo Televisa ADR	296,900	4,411,934
			12,919,201
Pakistan – 0.42%
	Oil & Gas Development GDR	126,418	1,513,489
			1,513,489
Peru – 0.87%
	Cia de Minas Buenaventura ADR	173,891	3,130,038
			3,130,038
Philippines – 0.91%
*	Philippine Long Distance Telephone ADR	67,800	3,251,010
			3,251,010
Poland – 1.24%
	Polski Koncern Naftowy Orlen	508,409	4,452,919
			4,452,919
Republic of Korea – 13.11%
	CJ	80,144	1,647,628
	Hyundai Elevator	40,821	1,417,213
*†	KB Financial Group ADR	100,800	2,055,312
	Korea Electric Power	220,420	4,178,857
	Korea Electric Power ADR	749,400	6,969,420
	KT	213,064	4,837,124
	KT ADR	10,400	117,936
*†	LG Display ADR	214,900	1,515,045
	Lotte Confectionery	4,632	3,862,655
	Samsung Electronics	37,449	12,389,613
	SK Communications	171,609	543,218
†	SK Energy	63,751	2,951,054
	SK Holdings	16,519	967,082
	SK Telecom	21,731	3,217,513
	SK Telecom ADR	19,300	312,853
			46,982,523
Russia – 7.11%
*†	Chelyabinsk Zink Plant GDR	143,300	214,950
†	CTC Media	27,500	116,875
=†	Fifth Power Generation GDR	21,159	47,339
*	Gazprom ADR	567,932	9,666,203
	LUKOIL ADR	101,920	3,261,440

	Number of shares	Value (U.S. $)
Common Stock (continued)
Russia (continued)
* LUKOIL ADR (London International Exchange)	119,000	$3,784,200
Mobile TeleSystems ADR	99,900	2,961,036
Sberbank	2,376,855	1,960,905
Surgutneftegaz ADR	471,754	3,014,508
=† TGK-5 GDR	8,772	8,045
Vimpelcom ADR	45,700	434,150
		25,469,651
South Africa – 9.22%
ArcelorMittal Steel South Africa	63,687	538,818
Gold Fields ADR	431,300	3,545,286
Impala Platinum Holdings	196,836	2,401,147
JD Group	723,137	2,155,539
Pretoria Portland Cement	1	3
Sasol	252,777	7,144,898
Sasol ADR	74,500	2,127,720
Standard Bank Group	707,810	6,028,743
Sun International	306,533	2,514,083
Telkom	493,044	4,947,416
Tongaat Hulett	328,651	1,632,747
		33,036,400
Taiwan – 9.15%
Cathay Financial Holding	1,749,284	1,812,594
Evergreen Marine	15,768,000	7,719,430
Formosa Chemicals & Fibre	4,270,420	5,976,921
President Chain Store	1,898,884	4,448,504
Taiwan Semiconductor Manufacturing	3,977,248	4,873,756
United Microelectronics	13,595,356	3,307,475
Walsin Lihwa	24,255,000	4,647,752
		32,786,432
Thailand – 2.85%
Bangkok Bank–Foreign	1,383,176	2,570,090
PTT Exploration & Production–Foreign	1,131,800	2,979,259
Siam Cement NVDR	1,843,843	4,671,899
		10,221,248
Turkey – 5.03%
Alarko Gayrimenkul Yatirim Ortakligi	50,400	260,823
Alarko Holding	1,903,508	2,128,252
Turk Sise ve Cam Fabrikalari	3,561,828	2,457,689

Statements of net assets
Delaware Emerging Markets Fund

	Number of shares	Value (U.S. $)
Common Stock (continued)
Turkey (continued)
Turkcell Iletisim Hizmet	715,275	$4,044,328
Turkcell Iletisim Hizmet ADR	233,900	3,223,142
Turkiye Is Bankasi Class C	1,242,859	3,192,112
Yazicilar Holding Class A	832,584	2,712,866
		18,019,212
United Kingdom – 1.12%
* Anglo American	132,917	3,139,459
^ Griffin Mining	3,056,187	835,816
† Mwana Africa	781,129	40,559
		4,015,834
United States – 0.53%
Freeport-McMoRan Copper & Gold	59,300	1,422,607
☐† HLS Systems International	188,400	461,580
		1,884,187
Total Common Stock (cost $609,390,639)		334,595,332

Preferred Stock – 6.91%Δ
Brazil – 4.45%
Banco do Estado do Rio Grande do Sul
Class B 11.56%	678,900	1,738,918
Braskem Class A 10.99%	541,994	1,489,428
* Cia Vale do Rio Doce Class A 1.10%	1,124,386	12,178,875
Jereissati Participacoes 7.30%	2,895,405	527,934
		15,935,155
Republic of Korea – 2.10%
Hyundai Motor 7.14%	41,547	403,029
Samsung Electronics 2.74%	31,362	7,120,014
		7,523,043
Russia – 0.36%
Transneft 3.18%	5,298	1,284,765
		1,284,765
Total Preferred Stock (cost $37,992,727)		24,742,963

	Number of shares	Value (U.S. $)
Participation Notes – 0.93%Δ
India – 0.93%
=@# Lehman Indian Oil CW12 144A	172,132	$951,996
=@# Lehman Oil & Natural Gas CW12 144A	254,590	2,375,437
Total Participation Notes (cost $8,559,056)		3,327,433

Total Value of Securities Before Securities Lending
Collateral – 101.22% (cost $655,942,422)		362,665,728

Securities Lending Collateral** – 10.18%
Investment Companies
Mellon GSL DBT II Collateral Fund	37,472,977	36,476,196
=Mellon GSL DBT II Liquidation Trust	396,304	32,497
Total Securities Lending Collateral
(cost $37,869,281)		36,508,693

Total Value of Securities – 111.40%
(cost $693,811,703)		399,174,421 ©
Obligation to Return Securities Lending
Collateral** – (10.57%)		(37,869,281)
Liabilities Net of Receivables and
Other Assets – (0.83%)		(2,970,670)
Net Assets Applicable to 45,606,015
Shares Outstanding – 100.00%		$358,334,470

Net Asset Value – Delaware Emerging Markets Fund
Class A ($213,581,407 / 26,915,173 Shares)		$7.94
Net Asset Value – Delaware Emerging Markets Fund
Class B ($14,620,216 / 1,912,473 Shares)		$7.64
Net Asset Value – Delaware Emerging Markets Fund
Class C ($84,435,861 / 11,067,097 Shares)		$7.63
Net Asset Value – Delaware Emerging Markets Fund
Institutional Class ($45,696,986 / 5,711,272 Shares)		$8.00

Components of Net Assets at November 30, 2008:
Shares of beneficial interest (unlimited authorization – no par)		$618,365,253
Undistributed net investment income		514,269
Accumulated net realized gain on investments		34,145,960
Net unrealized depreciation of investments and foreign currencies		(294,691,012)
Total net assets		$358,334,470

Statements of net assets
Delaware Emerging Markets Fund

Δ	Securities have been classified by country of origin. Classification by type of business has been presented on page 26 in “Country and sector allocations.”
*	Fully or partially on loan.
†	Non income producing security.
=

Security is being fair valued in accordance with the Fund’s fair valuation policy. At November 30, 2008, the aggregate amount of fair valued securities was $3,415,314, which represented 0.95% of the Fund’s net assets. See Note 1 in “Notes to financial statements.”

☐	Securities listed and traded on the Hong Kong Stock Exchange.
#

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At November 30, 2008, the aggregate amount of Rule 144A securities was $10,414,596, which represented 2.91% of the Fund’s net assets. See Note 10 in “Notes to financial statements.”

^	Holding is a Bermuda Company whose shares are listed and traded on the London Stock Exchange.
**	See Note 9 in “Notes to financial statements.”
©	Includes $35,523,528 of securities loaned.
@	Illiquid security. At November 30, 2008, the aggregate amount of illiquid securities was $3,327,433, which represented 0.93% of the Fund’s net assets. See Note 10 in “Notes to financial statements.”

Summary of Abbreviations:
ADR — American Depositary Receipts
GDR — Global Depositary Receipts
NVDR — Non-Voting Depositary Receipts

Net Asset Value and Offering Price Per Share –
Delaware Emerging Markets Fund
Net asset value Class A (A)	$7.94
Sales charge (5.75% of offering price) (B)	0.48
Offering Price	$8.42

(A)	Net asset value per share, as illustrated, is the amount which would be paid upon redemption or repurchase of shares.
(B)	See the current prospectus for purchases of $50,000 or more.

See accompanying notes

Delaware Global Value Fund	November 30, 2008

	Number of shares	Value (U.S. $)
Common Stock – 99.65%Δ
Australia – 3.22%
Coca-Cola Amatil	100,067	$566,565
Telstra	253,467	673,582
		1,240,147
Canada – 2.31%
† CGI Group Class A	112,290	887,779
		887,779
Denmark – 1.59%
* Novo Nordisk Class B	11,914	609,443
		609,443
Finland – 1.43%
Nokia	39,115	550,929
		550,929
France – 13.34%
* AXA	24,836	471,567
Cie de Saint-Gobain	11,335	452,467
France Telecom	26,574	682,431
* Lafarge	8,256	453,027
Lagardere	5,084	185,443
* PPR	3,855	182,867
Publicis Groupe	14,197	329,244
Sanofi-Aventis	9,852	543,670
* Teleperformance	24,344	580,642
* Total	16,819	876,869
Vallourec	3,540	375,212
		5,133,439
Germany – 5.52%
Bayerische Motoren Werke	14,622	365,471
Deutsche Post	50,832	725,322
Linde	8,080	585,447
Metro	14,590	446,574
		2,122,814
Italy – 2.05%
Parmalat	488,493	787,921
		787,921
Japan – 8.90%
Asahi Glass	69,500	389,971
Canon	11,300	334,179
* Don Quijote	25,000	537,817
Mitsubishi UFJ Financial Group	140,654	767,137

Statements of net assets
Delaware Global Value Fund

	Number of shares	Value (U.S. $)
Common Stock (continued)
Japan (continued)
* NGK Spark Plug	35,000	$293,117
Ono Pharmaceutical	12,200	537,681
Round One	546	257,496
Toyota Motor	9,850	309,343
		3,426,741
Netherlands – 1.85%
ING Groep CVA	33,538	281,127
Koninklijke Philips Electronics	26,463	428,855
		709,982
Norway – 0.65%
† Petroleum Geo-Services	56,216	251,082
		251,082
Republic of Korea – 1.26%
Samsung Electronics	1,468	485,673
		485,673
Singapore – 0.73%
Singapore Airlines	41,067	282,238
		282,238
Sweden – 2.31%
* Ericsson LM Class B	57,200	407,050
Nordea Bank FDR	67,692	482,304
		889,354
Switzerland – 1.58%
Novartis	13,089	609,292
		609,292
Taiwan – 2.11%
Chunghwa Telecom ADR	51,882	811,440
		811,440
United Kingdom – 10.98%
AstraZeneca	13,139	494,559
BP	106,924	868,197
* Greggs	8,102	400,085
National Grid	74,055	771,888
Standard Chartered	26,257	341,646
Tomkins	303,608	512,224
* Vodafone Group	274,693	538,141
† WPP Group	53,465	296,966
		4,223,706

		Number of shares	Value (U.S. $)
Common Stock (continued)
United States – 39.82%
*	Abercrombie & Fitch Class A	22,200	$429,126
	Archer-Daniels-Midland	31,400	859,732
	Ball	24,300	885,735
†	Benchmark Electronics	71,400	905,352
	BJ Services	47,000	563,530
*	Black & Decker	16,800	712,992
	Carnival	21,800	457,800
*	Caterpillar	19,700	807,503
*	CenturyTel	32,200	855,232
	Chevron	15,700	1,240,458
*†	Convergys	44,100	277,389
	Cooper Industries Class A	30,600	738,684
	FedEx	11,600	819,540
	Imation	33,400	443,552
	Intel	39,600	546,480
	International Business Machines	4,700	383,520
	Lowe’s	29,100	601,206
	Microsoft	27,000	545,940
*	Mylan	54,300	510,963
	Nucor	18,100	645,808
	Pfizer	63,100	1,036,733
	Walgreen	23,500	581,390
	Xerox	68,300	477,417
			15,326,082
Total Common Stock (cost $62,304,728)			38,348,062

Rights – 0.14%
United Kingdom – 0.14%
	Standard Chartered	8,656	54,181
Total Rights (cost $0)			54,181

Statements of net assets
Delaware Global Value Fund

	Principal
	amount (U.S. $)	Value (U.S. $)
Repurchase Agreement** – 0.83%
BNP Paribas 0.20%, dated 11/28/08, to be repurchased
on 12/1/08, repurchase price $320,005 (collateralized
by U.S. Government obligations, 6/4/09; market value
$330,614)	$320,000	$320,000
Total Repurchase Agreement (cost $320,000)		320,000

Total Value of Securities Before Securities Lending
Collateral – 100.62% (cost $62,624,728)		38,722,243

	Number of shares
Securities Lending Collateral*** – 19.84%
Investment Companies
Mellon GSL DBT II Collateral Fund	7,831,006	7,622,701
=Mellon GSL DBT II Liquidation Trust	149,675	12,273
Total Securities Lending Collateral (cost $7,980,681)		7,634,974
Total Value of Securities – 120.46%
(cost $70,605,409)		46,357,217	©
Obligation to Return Securities
Lending Collateral*** – (20.74%)		(7,980,681)
Receivables and Other Assets Net
of Liabilities – 0.28%		108,314
Net Assets Applicable to 6,697,816
Shares Outstanding – 100.00%		$38,484,850

Net Asset Value – Delaware Global Value Fund
Class A ($22,034,187 / 3,808,153 Shares)		$5.79
Net Asset Value – Delaware Global Value Fund
Class B ($4,102,498 / 722,322 Shares)		$5.68
Net Asset Value – Delaware Global Value Fund
Class C ($11,260,402 / 1,980,266 Shares)		$5.69
Net Asset Value – Delaware Global Value Fund
Institutional Class ($1,087,763 / 187,075 Shares)		$5.81

Components of Net Assets at November 30, 2008:
Shares of beneficial interest (unlimited authorization – no par)	$79,724,003
Undistributed net investment income	885,652
Accumulated net realized loss on investments	(17,880,943)
Net unrealized depreciation of investments and foreign currencies	(24,243,862)
Total net assets	$38,484,850

Δ	Securities have been classified by country of origin. Classification by type of business has been presented on page 28 in “Country and sector allocations.”
†	Non income producing security.
=	Security is being fair valued in accordance with the Fund’s fair valuation policy. At November 30, 2008, the aggregate amount of fair valued securities was $12,273, which represented 0.03% of the Fund’s net assets. See Note 1 in “Notes to financial statements.”
*	Fully or partially on loan.
**	See Note 1 in “Notes to financial statements.”
***	See Note 9 in “Notes to financial statements.”
©	Includes $7,660,400 of securities loaned.

Summary of Abbreviations:
ADR — American Depositary Receipts
CVA — Dutch Certificate
FDR — Foreign Depositary Receipts

Net Asset Value and Offering Price Per Share –
Delaware Global Value Fund
Net asset value Class A (A)	$5.79
Sales charge (5.75% of offering price) (B)	0.35
Offering price	$6.14

(A)	Net asset value per share, as illustrated, is the amount which would be paid upon redemption or repurchase of shares.
(B)	See the current prospectus for purchases of $50,000 or more.

See accompanying notes

Statements of operations
Delaware International Funds	Year Ended November 30, 2008

	Delaware	Delaware	Delaware
	International	Emerging	Global
	Value Equity	Markets	Value
	Fund	Fund	Fund
Investment Income:
Dividends	$28,555,472	$23,980,612	$2,668,583
Interest	302,015	19,683	26,767
Securities lending income	1,474,680	707,271	128,364
Foreign tax withheld	(2,356,811)	(2,058,014)	(178,754)
	27,975,356	22,649,552	2,644,960

Expenses:
Management fees	6,474,141	10,061,603	682,612
Distribution expenses – Class A	1,034,672	1,530,574	134,784
Distribution expenses – Class B	231,863	333,116	79,954
Distribution expenses – Class C	1,025,188	1,878,343	255,055
Distribution expenses – Class R	13,476	—	—
Dividend disbursing and transfer agent
fees and expenses	1,647,642	1,669,163	261,041
Accounting and administration expenses	311,586	327,400	32,123
Custodian fees	274,256	385,668	66,831
Reports and statements to shareholders	149,944	145,343	23,397
Legal fees	110,235	113,149	13,697
Registration fees	104,258	82,983	59,383
Audit and tax fees	58,720	65,478	15,659
Trustees' fees	47,653	49,569	4,940
Insurance fees	22,301	23,273	1,988
Consulting fees	11,213	13,678	1,168
Pricing fees	7,461	11,965	6,775
Taxes (other than taxes on income)	6,834	—	—
Dues and services	6,037	6,492	2,647
Trustees' expenses	3,747	3,521	350
	11,541,227	16,701,318	1,642,404
Less fees waived	(628,398)	—	(205,412)
Less waived distribution expenses – Class A	—	(255,096)	(22,614)
Less waived distribution expenses – Class R	(2,246)	—	—
Less expense paid indirectly	(4,791)	(17,185)	(103)
Total operating expenses	10,905,792	16,429,037	1,414,275
Net Investment Income	17,069,564	6,220,515	1,230,685

	Delaware	Delaware	Delaware
	International	Emerging	Global
	Value Equity	Markets	Value
	Fund	Fund	Fund
Net Realized and Unrealized
Gain (Loss) on Investments and
Foreign Currencies:
Net realized gain (loss) on:
Investments	$(95,907,836)	$60,452,890	$(17,832,376)
Redemptions in-kind*	(1,957,046)	(371,988)	—
Foreign currencies	(2,754,298)	(2,115,829)	(332,093)
Net realized gain (loss)	(100,619,180)	57,965,073	(18,164,469)
Net change in unrealized appreciation/
depreciation of investments
and foreign currencies	(346,654,297)	(550,842,194)	(26,952,252)
Net Realized and Unrealized Loss on
Investments and Foreign Currencies	(447,273,477)	(492,877,121)	(45,116,721)

Net Decrease in Net Assets Resulting
from Operations	$(430,203,913)	$(486,656,606)	$(43,886,036)

*See Note 12 in “Notes to financial Statements.”

See accompanying notes

Statements of changes in net assets
Delaware International Value Equity Fund

	Year Ended
	11/30/08	11/30/07
Increase (Decrease) in Net Assets from Operations:
Net investment income	$17,069,564	$13,133,648
Net realized gain (loss) on investments
and foreign currencies	(100,619,180)	45,474,942
Net change in unrealized appreciation/depreciation
of investments and foreign currencies	(346,654,297)	53,076,401
Net increase (decrease) in net assets resulting
from operations	(430,203,913)	111,684,991

Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(5,733,859)	(5,103,903)
Class B	(186,281)	(149,145)
Class C	(799,282)	(555,490)
Class R	(31,370)	(40,730)
Institutional Class	(6,021,409)	(4,921,442)

Net realized gain on investments:
Class A	(20,209,040)	(23,319,560)
Class B	(1,455,826)	(1,943,772)
Class C	(6,246,566)	(7,239,582)
Class R	(131,133)	(228,030)
Institutional Class	(17,044,855)	(17,545,051)
	(57,859,621)	(61,046,705)

Capital Share Transactions:
Proceeds from shares sold:
Class A	54,669,434	98,316,948
Class B	472,785	3,398,913
Class C	7,600,984	20,677,266
Class R	970,751	1,836,653
Institutional Class	71,947,147	109,126,111

	Year Ended
	11/30/08	11/30/07
Capital Share Transactions (continued):
Net asset value of shares issued upon reinvestment
of dividends and distributions:
Class A	$24,490,131	$26,910,819
Class B	1,553,479	1,981,350
Class C	6,784,142	7,548,657
Class R	162,502	267,756
Institutional Class	23,006,594	22,416,670
	191,657,949	292,481,143
Cost of shares repurchased:
Class A	(151,646,856)	(148,665,478)
Class B	(10,536,262)	(12,561,813)
Class C	(41,786,464)	(35,375,604)
Class R	(1,553,490)	(3,849,570)
Institutional Class	(163,150,080)	(106,274,894)
	(368,673,152)	(306,727,359)
Decrease in net assets derived from
capital share transactions	(177,015,203)	(14,246,216)
Net Increase (Decrease) in Net Assets	(665,078,737)	36,392,070

Net Assets:
Beginning of year	1,053,248,590	1,016,856,520
End of year	$388,169,853	$1,053,248,590

Undistributed net investment income	$14,205,784	$12,714,199

See accompanying notes

Statements of changes in net assets
Delaware Emerging Markets Fund

	Year Ended
	11/30/08	11/30/07
Increase (Decrease) in Net Assets from Operations:
Net investment income	$6,220,515	$7,218,234
Net realized gain on investments
and foreign currencies	57,965,073	256,086,972
Net change in unrealized appreciation/depreciation
of investments and foreign currencies	(550,842,194)	76,796,009
Net increase (decrease) in net assets resulting
from operations	(486,656,606)	340,101,215

Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(6,928,794)	(12,778,230)
Class B	(186,103)	(685,797)
Class C	(1,007,368)	(3,334,594)
Institutional Class	(1,311,904)	(2,528,275)

Net realized gain on investments:
Class A	(162,293,675)	(129,443,721)
Class B	(10,968,084)	(9,486,556)
Class C	(59,369,696)	(46,127,095)
Institutional Class	(25,408,291)	(23,458,492)
	(267,473,915)	(227,842,760)

Capital Share Transactions:
Proceeds from shares sold:
Class A	132,602,172	151,753,478
Class B	1,673,924	3,658,695
Class C	29,518,228	37,435,719
Institutional Class	32,335,792	49,423,224

	Year Ended
	11/30/08	11/30/07
Capital Share Transactions (continued):
Net asset value of shares issued upon reinvestment
of dividends and distributions:
Class A	$150,625,631	$124,618,298
Class B	10,122,855	9,163,578
Class C	55,804,659	44,943,351
Institutional Class	25,764,773	23,080,588
	438,448,034	444,076,931
Cost of shares repurchased:
Class A	(278,598,809)	(206,267,292)
Class B	(12,287,151)	(9,856,414)
Class C	(64,222,452)	(53,401,076)
Institutional Class	(38,321,112)	(86,875,728)
	(393,429,524)	(356,400,510)
Increase in net assets derived from
capital share transactions	45,018,510	87,676,421
Net Increase (Decrease) in Net Assets	(709,112,011)	199,934,876

Net Assets:
Beginning of year	1,067,446,481	867,511,605
End of year	$358,334,470	$1,067,446,481

Undistributed net investment income	$514,269	$5,834,954

See accompanying notes

Statements of changes in net assets
Delaware Global Value Fund

	Year Ended
	11/30/08	11/30/07
Increase (Decrease) in Net Assets from Operations:
Net investment income	$1,230,685	$1,037,551
Net realized gain (loss) on investments
and foreign currencies	(18,164,469)	5,350,451
Net change in unrealized appreciation/depreciation
of investments and foreign currencies	(26,952,252)	(1,827,620)
Net increase (decrease) in net assets resulting
from operations	(43,886,036)	4,560,382

Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(768,522)	(193,758)
Class B	(45,880)	—
Class C	(163,328)	—
Institutional Class	(34,770)	(40,243)

Net realized gain on investments:
Class A	(3,007,262)	(6,317,684)
Class B	(495,500)	(1,254,470)
Class C	(1,763,938)	(3,073,525)
Institutional Class	(111,761)	(892,825)
	(6,390,961)	(11,772,505)

Capital Share Transactions:
Proceeds from shares sold:
Class A	9,813,016	53,951,952
Class B	979,766	5,676,981
Class C	3,506,026	32,018,658
Institutional Class	847,401	3,309,568

	Year Ended
	11/30/08	11/30/07
Capital Share Transactions (continued):
Net asset value of shares issued upon reinvestment
of dividends and distributions:
Class A	$3,353,184	$5,708,852
Class B	465,056	1,047,071
Class C	1,771,570	2,822,629
Institutional Class	133,664	577,097
	20,869,683	105,112,808
Cost of shares repurchased:
Class A	(28,821,804)	(26,419,804)
Class B	(3,120,086)	(2,465,987)
Class C	(17,832,203)	(10,735,392)
Institutional Class	(1,111,337)	(6,109,535)
	(50,885,430)	(45,730,718)
Increase (decrease) in net assets derived from
capital share transactions	(30,015,747)	59,382,090
Net Increase (Decrease) in Net Assets	(80,292,744)	52,169,967

Net Assets:
Beginning of year	118,777,594	66,607,627
End of year	$38,484,850	$118,777,594

Undistributed net investment income	$885,652	$1,003,690

See accompanying notes

Financial highlights
Delaware International Value Equity Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss) on investments and foreign currencies
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain on investments
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expenses paid indirectly
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

[1] The average shares outstanding method has been applied for per share information.
[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

See accompanying notes

Year Ended
11/30/08	11/30/07	11/30/06	11/30/05	11/30/04
$16.750	$16.010	$18.130	$16.340	$13.350

0.288	0.205	0.339	0.388	0.261
(7.995)	1.504	3.220	1.610	2.891
(7.707)	1.709	3.559	1.998	3.152

(0.204)	(0.174)	(0.412)	(0.063)	(0.162)
(0.719)	(0.795)	(5.267)	(0.145)	—
(0.923)	(0.969)	(5.679)	(0.208)	(0.162)

$8.120	$16.750	$16.010	$18.130	$16.340

(48.60% )	11.24%	23.57%	12.35%	23.83%

$178,072	$472,533	$472,803	$468,217	$308,751
1.40%	1.40%	1.41%	1.48%	1.70%

1.49%	1.40%	1.43%	1.48%	1.70%
2.19%	1.25%	2.05%	2.24%	1.78%

2.10%	1.25%	2.03%	2.24%	1.78%
32%	26%	127%	14%	7%

Financial highlights
Delaware International Value Equity Fund Class B

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss) on investments and foreign currencies
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain on investments
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expenses paid indirectly
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

[1] The average shares outstanding method has been applied for per share information.
[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

See accompanying notes

Year Ended
11/30/08	11/30/07	11/30/06	11/30/05	11/30/04
$16.470	$15.750	$17.910	$16.200	$13.250

0.197	0.092	0.226	0.269	0.160
(7.876)	1.484	3.173	1.586	2.873
(7.679)	1.576	3.399	1.855	3.033

(0.092)	(0.061)	(0.292)	—	(0.083)
(0.719)	(0.795)	(5.267)	(0.145)	—
(0.811)	(0.856)	(5.559)	(0.145)	(0.083)

$7.980	$16.470	$15.750	$17.910	$16.200

(48.95% )	10.48%	22.70%	11.53%	23.00%

$11,227	$34,520	$39,834	$38,284	$38,962
2.10%	2.10%	2.11%	2.18%	2.40%

2.19%	2.10%	2.13%	2.18%	2.40%
1.49%	0.55%	1.35%	1.54%	1.08%

1.40%	0.55%	1.33%	1.54%	1.08%
32%	26%	127%	14%	7%

Financial highlights
Delaware International Value Equity Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss) on investments and foreign currencies
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain on investments
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expenses paid indirectly
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

[1] The average shares outstanding method has been applied for per share information.
[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

See accompanying notes

Year Ended
11/30/08	11/30/07	11/30/06	11/30/05	11/30/04
$16.450	$15.730	$17.890	$16.180	$13.240

0.197	0.092	0.226	0.269	0.160
(7.876)	1.484	3.173	1.586	2.863
(7.679)	1.576	3.399	1.855	3.023

(0.092)	(0.061)	(0.292)	—	(0.083)
(0.719)	(0.795)	(5.267)	(0.145)	—
(0.811)	(0.856)	(5.559)	(0.145)	(0.083)

$7.960	$16.450	$15.730	$17.890	$16.180

(49.01% )	10.50%	22.73%	11.55%	22.94%

$51,420	$144,106	$144,298	$124,931	$70,169
2.10%	2.10%	2.11%	2.18%	2.40%

2.19%	2.10%	2.13%	2.18%	2.40%
1.49%	0.55%	1.35%	1.54%	1.08%

1.40%	0.55%	1.33%	1.54%	1.08%
32%	26%	127%	14%	7%

Financial highlights
Delaware International Value Equity Fund Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss) on investments and foreign currencies
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain on investments
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expenses paid indirectly
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

[1] The average shares outstanding method has been applied for per share information.
[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers by the manager and distributor, as applicable. Performance would have been lower had the waivers not been in effect.

See accompanying notes

Year Ended
11/30/08	11/30/07	11/30/06	11/30/05	11/30/04
$16.670	$15.930	$18.050	$16.270	$13.350

0.261	0.173	0.308	0.343	0.217
(7.960)	1.504	3.207	1.600	2.879
(7.699)	1.677	3.515	1.943	3.096

(0.172)	(0.142)	(0.368)	(0.018)	(0.176)
(0.719)	(0.795)	(5.267)	(0.145)	—
(0.891)	(0.937)	(5.635)	(0.163)	(0.176)

$8.080	$16.670	$15.930	$18.050	$16.270

(48.70% )	11.07%	23.33%	12.04%	23.43%

$1,259	$3,076	$4,575	$3,097	$1,547
1.60%	1.60%	1.61%	1.74%	2.00%

1.79%	1.70%	1.73%	1.78%	2.00%
1.99%	1.05%	1.85%	1.98%	1.48%

1.80%	0.95%	1.73%	1.94%	1.48%
32%	26%	127%	14%	7%

Financial highlights
Delaware International Value Equity Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss) on investments and foreign currencies
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain on investments
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expenses paid indirectly
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

[1] The average shares outstanding method has been applied for per share information.
[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

See accompanying notes

Year Ended
11/30/08	11/30/07	11/30/06	11/30/05	11/30/04
$16.850	$16.100	$18.210	$16.410	$13.400

0.327	0.255	0.389	0.439	0.305
(8.034)	1.513	3.233	1.614	2.902
(7.707)	1.768	3.622	2.053	3.207

(0.254)	(0.223)	(0.465)	(0.108)	(0.197)
(0.719)	(0.795)	(5.267)	(0.145)	—
(0.973)	(1.018)	(5.732)	(0.253)	(0.197)

$8.170	$16.850	$16.100	$18.210	$16.410

(48.44% )	11.59%	23.93%	12.67%	24.21%

$146,192	$399,014	$355,347	$276,499	$178,048
1.10%	1.10%	1.11%	1.18%	1.40%

1.19%	1.10%	1.13%	1.18%	1.40%
2.49%	1.55%	2.35%	2.54%	2.08%

2.40%	1.55%	2.33%	2.54%	2.08%
32%	26%	127%	14%	7%

Financial highlights
Delaware Emerging Markets Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss) on investments and foreign currencies
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain on investments
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

[1] The average shares outstanding method has been applied for per share information.
[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers by the manager and distributor, as applicable. Performance would have been lower had the waivers not been in effect.

See accompanying notes

Year Ended
11/30/08	11/30/07	11/30/06	11/30/05	11/30/04
$22.760	$21.280	$17.950	$14.550	$10.890

0.137	0.184	0.419	0.309	0.225
(9.242)	7.117	4.080	3.567	3.637
(9.105)	7.301	4.499	3.876	3.862

(0.234)	(0.523)	(0.269)	(0.092)	(0.202)
(5.481)	(5.298)	(0.900)	(0.384)	—
(5.715)	(5.821)	(1.169)	(0.476)	(0.202)

$7.940	$22.760	$21.280	$17.950	$14.550

(53.37% )	46.11%	26.52%	27.42%	36.01%

$213,581	$673,309	$533,042	$724,417	$209,870
1.83%	1.97%	1.94%	1.97%	1.91%

1.88%	2.02%	1.99%	2.02%	2.12%
0.94%	0.97%	2.23%	1.90%	1.81%

0.89%	0.92%	2.18%	1.85%	1.60%
37%	108%	46%	25%	34%

Financial highlights
Delaware Emerging Markets Fund Class B

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss) on investments and foreign currencies
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain on investments
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

[1] The average shares outstanding method has been applied for per share information.
[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

See accompanying notes

Year Ended
11/30/08	11/30/07	11/30/06	11/30/05	11/30/04
$22.120	$20.830	$17.600	$14.290	$10.710

0.030	0.045	0.280	0.191	0.135
(8.936)	6.926	3.998	3.503	3.583
(8.906)	6.971	4.278	3.694	3.718

(0.093)	(0.383)	(0.148)	—	(0.138)
(5.481)	(5.298)	(0.900)	(0.384)	—
(5.574)	(5.681)	(1.048)	(0.384)	(0.138)

$7.640	$22.120	$20.830	$17.600	$14.290

(53.76% )	44.97%	25.59%	26.47%	35.08%

$14,620	$45,978	$37,944	$36,399	$16,027
2.58%	2.72%	2.69%	2.72%	2.66%

2.58%	2.72%	2.69%	2.72%	2.82%
0.19%	0.22%	1.48%	1.15%	1.06%

0.19%	0.22%	1.48%	1.15%	0.90%
37%	108%	46%	25%	34%

Financial highlights
Delaware Emerging Markets Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss) on investments and foreign currencies
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain on investments
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

[1] The average shares outstanding method has been applied for per share information.
[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

See accompanying notes

Year Ended
11/30/08	11/30/07	11/30/06	11/30/05	11/30/04
$22.090	$20.800	$17.580	$14.270	$10.700

0.031	0.045	0.280	0.191	0.135
(8.917)	6.926	3.988	3.503	3.573
(8.886)	6.971	4.268	3.694	3.708

(0.093)	(0.383)	(0.148)	—	(0.138)
(5.481)	(5.298)	(0.900)	(0.384)	—
(5.574)	(5.681)	(1.048)	(0.384)	(0.138)

$7.630	$22.090	$20.800	$17.580	$14.270

(53.75% )	45.03%	25.56%	26.51%	35.02%

$84,436	$237,832	$183,562	$211,896	$50,564
2.58%	2.72%	2.69%	2.72%	2.66%

2.58%	2.72%	2.69%	2.72%	2.82%
0.19%	0.22%	1.48%	1.15%	1.06%

0.19%	0.22%	1.48%	1.15%	0.90%
37%	108%	46%	25%	34%

Financial highlights
Delaware Emerging Markets Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss) on investments and foreign currencies
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain on investments
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

[1] The average shares outstanding method has been applied for per share information.
[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

See accompanying notes

Year Ended
11/30/08	11/30/07	11/30/06	11/30/05	11/30/04
$22.910	$21.390	$18.030	$14.610	$10.920

0.175	0.232	0.466	0.349	0.256
(9.321)	7.157	4.104	3.579	3.659
(9.146)	7.389	4.570	3.928	3.915

(0.283)	(0.571)	(0.310)	(0.124)	(0.225)
(5.481)	(5.298)	(0.900)	(0.384)	—
(5.764)	(5.869)	(1.210)	(0.508)	(0.225)

$8.000	$22.910	$21.390	$18.030	$14.610

(53.30% )	46.49%	26.87%	27.73%	36.34%

$45,697	$110,327	$112,964	$255,608	$63,732
1.58%	1.72%	1.69%	1.72%	1.66%

1.58%	1.72%	1.69%	1.72%	1.82%
1.19%	1.22%	2.48%	2.15%	2.06%

1.19%	1.22%	2.48%	2.15%	1.90%
37%	108%	46%	25%	34%

Financial highlights
Delaware Global Value Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss) on investments and foreign currencies
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain on investments
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

[1] The average shares outstanding method has been applied for per share information.
[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers by the manager and distributor. Performance would have been lower had the waivers not been in effect.

See accompanying notes

Year Ended
11/30/08	11/30/07	11/30/06	11/30/05	11/30/04
$11.850	$13.260	$11.660	$10.810	$8.700

0.172	0.145	0.111	0.120	0.156
(5.554)	0.663	3.084	1.231	2.059
(5.382)	0.808	3.195	1.351	2.215

(0.138)	(0.066)	(0.238)	(0.016)	(0.105)
(0.540)	(2.152)	(1.357)	(0.485)	—
(0.678)	(2.218)	(1.595)	(0.501)	(0.105)

$5.790	$11.850	$13.260	$11.660	$10.810

(48.12% )	6.96%	30.83%	12.97%	25.74%

$22,034	$66,024	$36,416	$20,613	$16,597
1.45%	1.45%	1.59%	1.89%	1.50%

1.76%	1.57%	1.88%	2.13%	2.21%
1.84%	1.22%	0.93%	1.06%	1.64%

1.53%	1.10%	0.64%	0.82%	0.93%
78%	31%	124%	51%	36%

Financial highlights
Delaware Global Value Fund Class B

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss) on investments and foreign currencies
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain on investments
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment income to average net assets
Ratio of net investment income (loss) to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

[1] The average shares outstanding method has been applied for per share information.
[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver by the manager.
Performance would have been lower had the waiver not been in effect.

See accompanying notes

Year Ended
11/30/08	11/30/07	11/30/06	11/30/05	11/30/04
$11.640	$13.070	$11.510	$10.740	$8.660

0.104	0.057	0.022	0.037	0.085
(5.474)	0.665	3.050	1.218	2.042
(5.370)	0.722	3.072	1.255	2.127

(0.050)	—	(0.155)	—	(0.047)
(0.540)	(2.152)	(1.357)	(0.485)	—
(0.590)	(2.152)	(1.512)	(0.485)	(0.047)

$5.680	$11.640	$13.070	$11.510	$10.740

(48.51% )	6.08%	29.95%	12.11%	24.68%

$4,103	$10,893	$7,453	$3,483	$6,673
2.20%	2.20%	2.34%	2.64%	2.25%

2.46%	2.27%	2.58%	2.83%	2.91%
1.09%	0.47%	0.18%	0.31%	0.89%

0.83%	0.40%	(0.06% )	0.12%	0.23%
78%	31%	124%	51%	36%

Financial highlights
Delaware Global Value Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss) on investments and foreign currencies
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain on investments
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment income to average net assets
Ratio of net investment income (loss) to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

[1] The average shares outstanding method has been applied for per share information.

[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes

Year Ended
11/30/08	11/30/07	11/30/06	11/30/05	11/30/04
$11.650	$13.090	$11.520	$10.750	$ 8.660

0.102	0.057	0.022	0.037	0.084
(5.472)	0.655	3.060	1.218	2.053
(5.370)	0.712	3.082	1.255	2.137

(0.050)	—	(0.155)	—	(0.047)
(0.540)	(2.152)	(1.357)	(0.485)	—
(0.590)	(2.152)	(1.512)	(0.485)	(0.047)

$5.690	$11.650	$13.090	$11.520	$10.750

(48.51% )	6.17%	29.92%	12.10%	24.80%

$11,260	$39,463	$17,545	$6,380	$4,355
2.20%	2.20%	2.34%	2.64%	2.25%

2.46%	2.27%	2.58%	2.83%	2.91%
1.09%	0.47%	0.18%	0.31%	0.89%

0.83%	0.40%	(0.06% )	0.12%	0.23%
78%	31%	124%	51%	36%

Financial highlights
Delaware Global Value Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss) on investments and foreign currencies
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain on investments
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

[1] The average shares outstanding method has been applied for per share information.
[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes

Year Ended
11/30/08	11/30/07	11/30/06	11/30/05	11/30/04
$11.910	$13.310	$11.700	$10.840	$ 8.730

0.195	0.176	0.141	0.148	0.180
(5.587)	0.673	3.092	1.237	2.053
(5.392)	0.849	3.233	1.385	2.233

(0.168)	(0.097)	(0.266)	(0.040)	(0.123)
(0.540)	(2.152)	(1.357)	(0.485)	—
(0.708)	(2.249)	(1.623)	(0.525)	(0.123)

$5.810	$11.910	$13.310	$11.700	$10.840

(48.03% )	7.12%	31.24%	13.28%	25.91%

$1,088	$2,398	$5,193	$4,576	$667
1.20%	1.20%	1.34%	1.64%	1.25%

1.46%	1.27%	1.58%	1.83%	1.91%
2.09%	1.47%	1.18%	1.31%	1.89%

1.83%	1.40%	0.94%	1.12%	1.23%
78%	31%	124%	51%	36%

Notes to financial statements
Delaware International Funds	November 30, 2008

Delaware Group® Global & International Funds (Trust) is organized as a Delaware statutory trust and offers three series: Delaware International Value Equity Fund, Delaware Emerging Markets Fund and Delaware Global Value Fund (each, a Fund or collectively, Funds). The Trust is an open-end investment company. Each Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Class A, Class B, Class C, Class R and Institutional Class shares. Class A shares are sold with a maximum front-end sales charge of up to 5.75%. Class A share purchases of $1,000,000 or more will incur a contingent deferred sales charge (CDSC) of 1% if redeemed during the first year and 0.50% during the second year, provided that Delaware Distributors, L.P. (DDLP) paid a financial advisor a commission on the purchase of those shares. Class B shares may only be purchased through dividend reinvestment and certain permitted exchanges. Prior to June 1, 2007, Class B shares were sold with a CDSC that declined from 4% to zero depending upon the period of time the shares were held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are sold with a CDSC of 1%, if redeemed during the first 12 months. Class R and Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. As of November 30, 2008, Delaware Emerging Markets Fund and Delaware Global Value Fund have not commenced operations of the Class R shares.

The investment objective of Delaware International Value Equity Fund is to seek long-term growth without undue risk to principal.

The investment objective of Delaware Emerging Markets Fund and Delaware Global Value Fund is to seek long-term capital appreciation.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Funds.

Security Valuation — Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used. Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Investment companies are valued at net asset value per share. Foreign currency exchange contracts are valued at the mean between the bid and ask prices. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of each Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Funds may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Funds value their securities at 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading or new events, may have occurred in the interim. To account for this, the Funds may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”).

Federal Income Taxes — Each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. Accordingly, no provisions for federal income taxes have been made in the financial statements.

Effective May 30, 2008, the Funds adopted FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The adoption of FIN 48 did not result in the recording of any tax benefit or expense in the current period.

Class Accounting — Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of each Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements — Each Fund may invest in a pooled cash account along with other members of the Delaware Investments® Family of Funds pursuant to an exemptive order issued by the Securities and Exchange Commission. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by each Fund’s custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Foreign Currency Transactions — Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting

Notes to financial statements
Delaware International Funds

1. Significant Accounting Policies (continued)

from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Funds do not isolate that portion of realized gains and losses on investments which are due to changes in the foreign exchange rates from that which are due to changes in market prices. The Funds report certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other — Expenses directly attributable to the Funds are charged directly to the Funds. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for the financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Taxable non-cash dividends are recorded as dividend income. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Funds are aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been recorded in accordance with each Fund’s understanding of the applicable country’s tax rules and rates. Each Fund declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, annually.

The Funds receive earnings credits from their custodian when positive cash balances are maintained, which are used to offset custody fees. The expense paid under this arrangement is included in custodian fees on the statements of operations with the corresponding expense offset shown as “expense paid indirectly.”

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its respective investment management agreement, each Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee based on each Fund’s average daily net assets as follows:

	Delaware International	Delaware Emerging	Delaware Global
	Value Equity Fund	Markets Fund	Value Fund
On the first $500 million	0.85%	1.25%	0.85%
On the next $500 million	0.80%	1.20%	0.80%
On the next $1.5 billion	0.75%	1.15%	0.75%
In excess of $2.5 billion	0.70%	1.10%	0.70%

Effective April 1, 2008, DMC has voluntarily agreed to waive that portion, if any, of its management fee and reimburse the Delaware International Value Equity Fund to the extent necessary to ensure that total annual operating expenses (excluding any 12b-1 plan expenses, taxes, interest, inverse floater program expenses, brokerage fees, certain insurance costs, and non-routine expenses or costs including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations (collectively, “non-routine expenses”)) do not exceed 1.10% of average daily net assets of the Fund until such time as the waiver is discontinued. This waiver and expense limitation may be discontinued at any time because it is voluntary. DMC has contractually agreed to waive that portion, if any, of its management fees and reimburse the Delaware Global Value Fund to the extent necessary to ensure that total annual operating expenses (excluding any non-routine expenses) do not exceed 1.20% of average daily net assets of the Fund through March 31, 2009. For purposes of this waiver and reimbursement, non-routine expenses may also include such additional costs and expenses, as may be agreed upon from time to time by each Fund’s Board and DMC. These expense waivers and reimbursements apply only to expenses paid directly by the Funds. Prior to April 1, 2008, DMC had contractually agreed to waive that portion, if any, of its management fee and reimburse the Funds to the extent necessary to ensure that total annual operating expenses (excluding any non-routine expense), do not exceed the following specified percentages as shown below.

Notes to financial statements
Delaware International Funds

2. Investment Management, Administration Agreements and Other Transactions with Affiliates (continued)

	Delaware International	Delaware Emerging	Delaware Global
	Value Equity Fund	Markets Fund	Value Fund
The operating expense
limitation as a percentage
of average daily net assets
(per annum)	1.10%	1.72%	1.20%
Expiration date	3/31/08	3/31/08	3/31/08

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Funds. For these services, the Funds pay DSC fees based on the aggregate daily net assets of the Delaware Investments® Family of Funds at the following annual rate: 0.0050% of the first $30 billion; 0.0045% of the next $10 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $50 billion. The fees payable to DSC under the service agreement described above are allocated among all Funds in the Delaware Investments® Family of Funds on a relative net asset value basis. For the year ended November 30, 2008, each Fund was charged for these services as follows:

Delaware International	Delaware Emerging	Delaware Global
Value Equity Fund	Markets Fund	Value Fund
$38,948	$40,925	$4,015

DSC also provides dividend disbursing and transfer agency services. The Funds pay DSC a monthly fee based on the number of shareholder accounts for dividend disbursing and transfer agent services.

Pursuant to a distribution agreement and distribution plan, each Fund pays DDLP, the distributor and an affiliate of DMC, an annual distribution and service fee not to exceed 0.30% of the average daily net assets of the Class A shares, 1.00% of the average daily net assets of the Class B and C shares, and 0.60% of the average daily net assets of the Class R shares. Institutional Class shares pay no distribution and service expenses. DDLP has contracted to limit the Class A Shares’ and Class R Shares’ 12b-1 fees through March 31, 2009 for the Delaware Emerging Markets Fund and Delaware Global Value Fund to no more than 0.25% and 0.50%, respectively, of average daily net assets of each Fund. DDLP has contracted to waive the Class R Shares 12b-1 fees for the Delaware International Value Equity Fund through March 31, 2009 to no more than 0.50% of average daily net assets.

At November 30, 2008, the Funds had liabilities payable to affiliates as follows:

	Delaware International	Delaware Emerging	Delaware Global
	Value Equity Fund	Markets Fund	Value Fund
Investment management fee
payable to DMC	$174,509	$375,616	$5,961
Dividend disbursing, transfer
agent, and fund accounting
oversight fees and other
expenses payable to DSC	156,988	120,684	19,091
Distribution fees payable to DDLP	98,210	127,590	17,081
Other expenses payable to DMC
and affiliates*	11,386	11,052	1,165

* DMC, as part of its administrative services, pays operating expenses on behalf of the Funds and is reimbursed on a periodic basis. Such expenses include items such as printing of shareholder reports, fees for audit, legal and tax services, registration fees and trustees’ fees.

As provided in the investment management agreement, the Funds bear the cost of certain legal and tax services, including internal legal and tax services provided to the Funds by DMC and/ or its affiliates’ employees. For the year ended November 30, 2008, the Funds were charged for internal legal and tax services provided by DMC and/or its affiliates’ employees as follows:

Delaware International	Delaware Emerging	Delaware Global
Value Equity Fund	Markets Fund	Value Fund
$52,992	$55,622	$5,429

For the year ended November 30, 2008, DDLP earned commissions on sales of Class A shares for each Fund as follows:

Delaware International	Delaware Emerging	Delaware Global
Value Equity Fund	Markets Fund	Value Fund
$20,593	$71,491	$19,352

For the year ended November 30, 2008, DDLP received gross CDSC commissions on redemption of each Fund’s Class A, Class B and Class C shares, and these commissions were entirely used to offset up-front commissions previously paid by DDLP to broker-dealers on sales of those shares. The amounts received were as follows:

	Delaware International	Delaware Emerging	Delaware Global
	Value Equity Fund	Markets Fund	Value Fund
Class A	$ 5,586	$ 3,750	$ 3,411
Class B	43,662	46,311	22,543
Class C	8,655	20,774	10,594

Trustees’ fees include expenses accrued by the Funds for each Trustee’s retainer and meeting fees. Certain officers of DMC, DSC and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Funds.

Notes to financial statements
Delaware International Funds

3. Investments

For year ended November 30, 2008, the Funds made purchases and sales of investment securities other than short-term investments as follows:

	Delaware International	Delaware Emerging	Delaware Global
	Value Equity Fund	Markets Fund	Value Fund
Purchases	$247,010,916	$301,656,533	$62,762,427
Sales	448,428,773	521,435,376	96,686,305

At November 30, 2008, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for each Fund were as follows:

	Delaware International	Delaware Emerging	Delaware Global
	Value Equity Fund	Markets Fund	Value Fund
Cost of investments	$734,605,604	$695,721,221	$71,825,140
Aggregate unrealized
appreciation	$5,760,840	$13,789,394	$324,839
Aggregate unrealized
depreciation	(252,697,139)	(310,336,194)	(25,792,762)
Net unrealized depreciation	$(246,936,299)	$(296,546,800)	$(25,467,923)

Effective December 1, 2007, the Funds adopted Financial Accounting Standards No. 157, Fair Value Measurements (FAS 157). FAS 157 defines fair value as the price that the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. FAS 157 also establishes a framework for measuring fair value, and a three level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Funds’ investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1 – inputs are quoted prices in active markets

Level 2 – inputs are observable, directly or indirectly

Level 3 – inputs are unobservable and reflect assumptions on the part of the reporting entity

The following table summarizes the valuation of each Fund’s investments by the above FAS 157 fair value hierarchy levels as of November 30, 2008:

	Delaware International	Delaware Emerging	Delaware Global
	Value Equity Fund	Markets Fund	Value Fund
Securities
Level 1	$392,614,748	$355,310,411	$38,722,243
Level 2	94,927,125	40,448,696	7,622,701
Level 3	127,432	3,415,314	12,273
Total	$487,669,305	$399,174,421	$46,357,217

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Delaware International	Delaware Emerging	Delaware Global
	Value Equity Fund	Markets Fund	Value Fund
Securities
Balance as of 11/30/07	$7,792,516	$22,201,507	$546,204
Net realized gain (loss)	184,944	2,367,896	34,711
Net change in unrealized
appreciation (depreciation)	(1,161,344)	(9,197,298)	(65,021)
Net purchases, sales
and settlements	(4,781,574)	(12,353,095)	(438,506)
Net transfers in and/or out of Level 3	(1,907,110)	396,304	(65,115)
Balance as of 11/30/08	$127,432	$3,415,314	$12,273

Net change in unrealized
appreciation/depreciation
on investments still held
as of 11/30/08	$(1,426,618)	$(7,046,250)	$(137,402)

Notes to financial statements
Delaware International Funds

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sale of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended November 30, 2008 and 2007 was as follows:

	Ordinary	Long-Term
	Income	Capital Gain	Total
Year ended November 30, 2008:
Delaware International
Value Equity Fund	$26,770,568	$31,089,053	$57,859,621
Delaware Emerging Markets Fund	137,065,213	130,408,702	267,473,915
Delaware Global Value Fund	2,618,032	3,772,929	6,390,961

Year ended November 30, 2007:
Delaware International
Value Equity Fund	$10,770,710	$50,275,995	$61,046,705
Delaware Emerging Markets Fund	56,283,558	171,559,202	227,842,760
Delaware Global Value Fund	3,049,206	8,723,299	11,772,505

5. Components of Net Assets on a Tax Basis

As of November 30, 2008, the components of net assets on a tax basis were as follows:

	Delaware International	Delaware Emerging	Delaware Global
	Value Equity Fund	Markets Fund	Value Fund
Shares of beneficial interest	$714,512,389	$618,365,253	$79,724,003
Undistributed ordinary
income	14,205,784	5,579,129	885,652
Undistributed long-term
capital gains	—	30,990,618	—
Capital loss carryforwards	(93,681,845)	—	(16,661,212)
Unrealized depreciation of
investments and foreign
currencies	(246,866,475)	(296,600,530)	(25,463,593)
Net assets	$388,169,853	$358,334,470	$38,484,850

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of dividends and distributions, gain (loss) on foreign currency transactions and loss on redemptions in-kind. Results of operations and net assets were not affected by these reclassifications. For the year ended November 30, 2008, the Funds recorded the following reclassifications:

	Delaware International	Delaware Emerging	Delaware Global
	Value Equity Fund	Markets Fund	Value Fund
Undistributed net investment income	$(2,805,778)	$(2,107,031)	$(336,223)
Accumulated net realized gain (loss)	4,762,824	(22,520,981)	336,223
Paid-in capital	(1,957,046)	24,628,012	—

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Capital loss carryforwards remaining at November 30, 2008 for Delaware International Value Equity and Delaware Global Value Fund was $93,681,845 and $16,661,212, respectively, and expires in 2016.

Notes to financial statements
Delaware International Funds

6. Capital Shares

Transactions in capital shares were as follows:

	Delaware International		Delaware Emerging
	Value Equity Fund		Markets Fund
	Year Ended		Year Ended
	11/30/08	11/30/07	11/30/08	11/30/07
Shares sold:
Class A	4,081,000	5,988,142	8,851,089	7,783,618
Class B	34,786	211,804	109,987	203,341
Class C	585,093	1,280,135	1,979,325	1,989,829
Class R	75,442	111,514	—	—
Institutional Class	5,418,047	6,595,213	2,163,823	2,465,651

Shares issued upon reinvestment
of dividends and distributions:
Class A	1,606,965	1,738,427	8,849,919	7,837,860
Class B	103,084	129,331	613,135	588,792
Class C	451,073	493,699	3,386,206	2,891,988
Class R	10,705	17,351	—	—
Institutional Class	1,505,667	1,444,287	1,504,952	1,445,826
	13,871,862	18,009,903	27,458,436	25,206,905
Shares repurchased:
Class A	(11,959,599)	(9,052,777)	(20,366,726)	(11,084,485)
Class B	(826,244)	(774,332)	(888,869)	(535,755)
Class C	(3,341,698)	(2,185,982)	(5,064,594)	(2,938,680)
Class R	(114,760)	(231,445)	—	—
Institutional Class	(12,701,921)	(6,431,820)	(2,773,642)	(4,376,201)
	(28,944,222)	(18,676,356)	(29,093,831)	(18,935,121)
Net increase (decrease)	(15,072,360)	(666,453)	(1,635,395)	6,271,784

	Delaware Global
	Value Fund
	Year Ended
	11/30/08	11/30/07
Shares sold:
Class A	1,010,773	4,528,567
Class B	101,606	482,447
Class C	367,542	2,705,905
Institutional Class	92,645	275,635

Shares issued upon reinvestment
of dividends and distributions:
Class A	308,197	501,657
Class B	43,261	92,990
Class C	164,644	250,455
Institutional Class	12,263	50,578
	2,100,931	8,888,234
Shares repurchased:
Class A	(3,081,696)	(2,206,684)
Class B	(358,507)	(209,557)
Class C	(1,938,648)	(910,459)
Institutional Class	(119,135)	(515,120)
	(5,497,986)	(3,841,820)
Net increase (decrease)	(3,397,055)	5,046,414

Notes to financial statements
Delaware International Funds

6. Capital Shares (continued)

For the year ended November 30, 2008 and the year ended November 30, 2007, the following shares were converted from Class B to Class A shares. The respective amounts are included in Class B redemptions and Class A subscriptions in the tables on page 91 and the statements of changes in net assets.

		Year Ended			Year Ended
		11/30/08			11/30/07
	Class B	Class A		Class B	Class A
	Shares	Shares	Value	Shares	Shares	Value
Delaware International
Value Equity Fund	198,385	195,458	$2,702,641	244,462	241,022	$3,974,761
Delaware Emerging
Markets Fund	155,263	150,394	2,613,941	92,822	90,585	1,742,088
Delaware Global
Value Fund	79,339	78,121	755,853	40,055	39,490	483,355

7. Line of Credit

Each Fund, along with certain other funds in the Delaware Investments® Family of Funds (Participants), was a participant in a $225,000,000 revolving line of credit with The Bank of New York Mellon (BNY Mellon) to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, Participants were charged an annual commitment fee, which was allocated across the Participants on the basis of each Participant’s allocation of the entire facility. Participants were permitted to borrow up to a maximum of one third of their net assets under the agreement. The agreement expired on November 18, 2008.

Effective as of November 18, 2008, the Funds along with the other Participants entered into an amendment to the agreement with BNY Mellon for a $35,000,000 revolving line of credit. The agreement as amended is to be used as described above and operates in substantially the same manner as the original agreement. The agreement as amended expires on November 17, 2009.

The Funds had no amounts outstanding at any time during the year then ended November 30, 2008.

8. Foreign Currency Exchange Contracts

The Funds may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Funds may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Funds may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. There were no foreign currency contracts outstanding at November 30, 2008.

9. Securities Lending

The Funds, along with other funds in the Delaware Investments® Family of Funds, may lend their securities pursuant to a security lending agreement (Lending Agreement) with BNY Mellon. With respect to each loan, if the aggregate market value of securities collateral held plus cash collateral received on any business day is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral not less than the applicable collateral requirements. Cash collateral received is generally invested in the Mellon GSL DBT II Collateral Fund (the “Collective Trust”) established by BNY Mellon for the purpose of investment on behalf of clients participating in its securities lending programs. The Collective Trust invests in fixed income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top three tiers by Standard & Poor’s Ratings Group or Moody’s Investors Service, Inc. or repurchase agreements collateralized by such securities. The Collective Trust seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will always be able to do so. The Funds may incur investment losses as a result of investing securities lending collateral in the Collective Trust. This could occur if an investment in the Collective Trust defaulted or if it were necessary to liquidate assets in the Collective Trust to meet returns on outstanding security loans at a time when the Collective Trust’s net asset value per unit was less than $1.00. Under those circumstances, the Fund may not receive an amount from the Collective Trust that is equal in amount to the collateral the Fund would be required to return to the borrower of the securities and the Fund would be required to make up for this shortfall. During the year ended November 30, 2008, BNY Mellon transferred certain distressed securities from the Collective Trust into the Mellon GSL DBT II Liquidation Trust. The Funds can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Funds, or at the discretion of the lending agent, replace the loaned securities. The Funds continue to record dividends or interest, as applicable, on the securities loaned and are subject to change in value of the securities loaned that may occur during the term of the loan. The Funds have the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Funds receive loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Funds, the security lending agent and the borrower. The Funds record security lending income net of allocations to the security lending agent and the borrower.

Notes to financial statements
Delaware International Funds

9. Securities Lending (continued)

At November 30, 2008, the value of securities on loan was:

	Delaware International	Delaware Emerging	Delaware Global
	Value Equity Fund	Markets Fund	Value Fund
Value	$93,363,469	$35,523,528	$7,660,400

The Funds received collateral, comprised of cash and securities as shown below:

	Delaware International	Delaware Emerging	Delaware Global
	Value Equity Fund	Markets Fund	Value Fund
Cash	$99,075,239	$37,869,281	$7,980,681
Securities	1,289,182	—	198,018

Investments purchased with cash collateral are presented on the statements of net assets under the caption “Securities Lending Collateral.”

10. Credit and Market Risk

Some countries in which the Funds may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Funds may be inhibited. In addition, a significant proportion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Funds.

Each Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair each Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Funds’ Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Funds’ limitation on investments in illiquid assets. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Funds’ limitation on investments in illiquid assets. Rule 144A and illiquid securities have been identified on the statements of net assets.

11. Contractual Obligations

The Funds enter into contracts in the normal course of business that contain a variety of indemnifications. The Funds’ maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts. Management has reviewed the Funds’ existing contracts and expects the risk of loss to be remote.

12. In-Kind Redemptions

During the year ended November 30, 2008, Delaware International Value Fund and Delaware Emerging Markets Fund satisfied a withdrawal request with a transfer of securities and cash totaling $13,424,890 and $3,105,365, respectively, resulting in a realized loss of $1,957,046 and $371,988, respectively.

13. Tax Information (Unaudited)

The information set forth below is for each Fund’s fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended November 30, 2008, each Fund designates distributions paid during the year as follows:

	(A)	(B)
	Long-Term	Ordinary	Total
	Capital Gains	Income*	Distributions	(C)
	(Tax Basis)	(Tax Basis)	(Tax Basis)	Dividends[1]
Delaware International Value
Equity Fund	53.73%	46.27%	100.00%	0.70%
Delaware Emerging Markets Fund	51.94%	48.06%	100.00%	0.10%
Delaware Global Value Fund	59.04%	40.96%	100.00%	43.74%

(A) and (B) are based on a percentage of each Fund’s total distributions.
(C) is based on a percentage of each Fund’s ordinary income distributions.
1 Qualifying dividends represent dividends, which qualify for the corporate dividends received deduction.

Notes to financial statements
Delaware International Funds

13. Tax Information (Unaudited) (continued)

For the fiscal year ended November 30, 2008 certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate up to a maximum amount to be taxed at a maximum rate of 15%. Complete information will be computed and reported in conjunction with your 2008 Form 1099-DIV. The amounts paid for the year ended November 30, 2008 were as follows:

Delaware International	Delaware Emerging	Delaware Global
Value Equity Fund	Markets Fund	Value Fund
$16,646,541	$10,681,052	$1,678,866

Delaware International Value Equity Fund, Delaware Emerging Markets Fund, and Delaware Global Value Fund intend to pass through foreign tax credits in the maximum amount of $1,288,999, $993,353, and $92,571 respectively. The gross foreign source income earned during the fiscal year 2008 by the Delaware International Value Equity Fund, Delaware Emerging Markets Fund, and Delaware Global Value Fund was $ 26,200,082, $ 23,689,877, and $1,954,518. Complete information will be computed and reported in conjunction with your 2008 Form 1099-DIV.

For the fiscal year ended November 30, 2008, certain ordinary income paid by the Funds, determined to be Qualified Ordinary Income and Short-Term Capital Gains may be subject to relief from U.S. withholding for foreign shareholders, as provided by the American Jobs Creation Act of 2004. For the fiscal year ended November 30 2008, the Funds have designated a maximum Qualified Ordinary Income and Qualified Short-Term Capital Gains distributions as follows:

	Delaware International	Delaware Emerging	Delaware Global
	Value Equity Fund	Markets Fund	Value Fund
Qualified ordinary income	$122,069	$4,143	$2,526
Qualified short-term capital gain	—	8,502,206	—

Report of independent
registered public accounting firm

To the Shareholders and Board of Trustees
Delaware Group® Global & International Funds

We have audited the accompanying statement of net assets of Delaware Group Global & International Funds (comprising the Delaware International Value Equity Fund, Delaware Emerging Markets Fund, and Delaware Global Value Fund) (the “Funds”) as of November 30, 2008, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2008 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective funds constituting the Delaware Group Global & International Funds at November 30, 2008, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
January 16, 2009

Other Fund information
(Unaudited)
Delaware International Funds

Fund management

Liu-Er Chen, CFA
Senior Vice President, Chief Investment Officer – Emerging Markets and Healthcare
Liu-Er Chen heads the firm’s global Emerging Markets team, and he is also the portfolio manager for the Delaware Healthcare Fund, which launched in October 2007. Prior to joining Delaware Investments in September 2006, he spent nearly 11 years at Evergreen Investment Management Company, where he most recently served as managing director and senior portfolio manager. He co-managed the Evergreen Emerging Markets Growth Fund from 1999 to 2001, and became the Fund’s sole manager in 2001. He also served as the sole manager of the Evergreen Health Care Fund since its inception in 1999. Chen began his career at Evergreen in 1995 as an analyst covering Asian and global healthcare stocks, before being promoted to portfolio manager in 1998. Prior to his career in asset management, Chen worked for three years in sales, marketing, and business development for major American and European pharmaceutical and medical device companies. He is licensed to practice medicine in China and has experience in medical research at both the Chinese Academy of Sciences and Cornell Medical School. He holds an MBA with a concentration in management from Columbia Business School.

Edward A. “Ned” Gray, CFA
Senior Vice President, Senior Portfolio Manager
Ned Gray joined Delaware Investments in June 2005 to develop the firm’s International Value Equity team, from Arborway Capital, which he co-founded in January 2005. He previously worked in the investment management business at Thomas Weisel Asset Management, and ValueQuest, which was acquired by TWAM in 2002. At ValueQuest, which he joined in 1987, Gray served as a senior investment professional with responsibilities for portfolio management, security analysis, quantitative research, performance analysis, global research, back office/investment information systems integration, trading, and client and consultant relations. Prior to ValueQuest, he was a research analyst at the Center for Competitive Analysis. Gray received his bachelor’s degree in history from Reed College and a master of arts in law and diplomacy, in international economics, business and law from Tufts University’s Fletcher School of Law and Diplomacy.

Todd A. Bassion, CFA
Vice President, Portfolio Manager
Todd A. Bassion joined Delaware Investments in June 2005 as a senior analyst on the firm’s International Value Equity team. He takes a lead role in generating and researching new companies for the portfolios as well as providing input on ongoing portfolio management. Bassion previously worked at Arborway Capital, where he was a key part of the team that started at ValueQuest/TA and moved to Thomas Weisel Asset Management with its acquisition of ValueQuest/TA in 2002. Bassion, who joined ValueQuest/TA in 2000, served as a research associate there. Bassion earned a bachelor’s degree in economics from Colorado College.

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Interested Trustees

Patrick P. Coyne[1]	Chairman, President,	Chairman and Trustee
2005 Market Street	Chief Executive Officer,	since August 16, 2006
Philadelphia, PA 19103	and Trustee
April 1963		President and
Chief Executive Officer
since August 1, 2006

Independent Trustees

Thomas L. Bennett	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
October 1947

1 Patrick P. Coyne is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.

for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

Patrick P. Coyne has served in	85	Director
various executive capacities		Kaydon Corp.
at different times at
Delaware Investments.[2]		Board of Governors Member
Investment Company
Institute (ICI)
(2007–Present)

Member of Investment Committee
Cradle of Liberty Council, BSA
(November 2007–Present)

Finance Committee Member
St. John Vianney
Roman Catholic Church
(2007–Present)

Private Investor	85	Director
(March 2004–Present)		Bryn Mawr Bank Corp. (BMTC)
(April 2007–Present)
Investment Manager
Morgan Stanley & Co.		Chairman of
(January 1984–March 2004)		Investment Committee
Pennsylvania Academy of
Fine Arts (2007–Present)
Trustee (2004–Present)

2 Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Independent Trustees (continued)

Thomas L. Bennett
(continued)

John A. Fry	Trustee	Since January 2001
2005 Market Street
Philadelphia, PA 19103
May 1960

Anthony D. Knerr	Trustee	Since April 1990
2005 Market Street
Philadelphia, PA 19103
December 1938

Lucinda S. Landreth	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
June 1947

Ann R. Leven	Trustee	Since October 1989
2005 Market Street
Philadelphia, PA 19103
November 1940

Thomas F. Madison	Trustee	Since May 1997[3]
2005 Market Street
Philadelphia, PA 19103
February 1936

3 In 1997, several funds managed by Voyageur Fund Managers, Inc. (the “Voyageur Funds”) were incorporated into the Delaware Investments Family of Funds. Mr. Madison served as a director of the Voyageur Funds from 1993 until 1997.

	Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

		Investment Committee and
		Governance Committee
		Member
		Pennsylvania Horticultural
		Society
		(February 2006–Present)

President	85	Director
Franklin & Marshall College		Community Health Systems
(June 2002–Present)

Executive Vice President
University of Pennsylvania
(April 1995–June 2002)

Founder and	85	None
Managing Director
Anthony Knerr & Associates
(Strategic Consulting)
(1990–Present)

Chief Investment Officer	85	None
Assurant, Inc. (Insurance)
(2002–2004)

Consultant	85	Director and Audit
ARL Associates		Committee Chair
(Financial Planning)		Systemax, Inc.
(1983–Present)

President and	85	Director and Chair of
Chief Executive Officer		Compensation Committee,
MLM Partners, Inc.		Governance Committee
(Small Business Investing		Member
and Consulting)		CenterPoint Energy
(January 1993–Present)

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Independent Trustees (continued)

Thomas F. Madison
(continued)

Janet L. Yeomans	Trustee	Since April 1999
2005 Market Street
Philadelphia, PA 19103
July 1948

J. Richard Zecher	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
July 1940

	Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

		Lead Director and Chair of
		Audit and Governance
		Committees, Member of
		Compensation Committee
		Digital River, Inc.

		Director and Chair of
		Governance Committee,
		Audit Committee
		Member
		Rimage Corporation

		Director and Chair of
		the Compensation Committee
		Spanlink Communications

		Lead Director and Chair of
		Compensation and
		Governance Committees
		Valmont Industries, Inc.

Vice President and Treasurer	85	None
(January 2006–Present)
Vice President — Mergers & Acquisitions
(January 2003–January 2006), and
Vice President
(July 1995–January 2003)
3M Corporation

Founder	85	Director and Audit
Investor Analytics		Committee Member
(Risk Management)		Investor Analytics
(May 1999–Present)

Founder
Sutton Asset Management
(Hedge Fund)
(September 1996–Present)

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Officers

David F. Connor	Vice President,	Vice President since
2005 Market Street	Deputy General	September 2000
Philadelphia, PA 19103	Counsel, and Secretary	and Secretary since
December 1963		October 2005

Daniel V. Geatens	Vice President	Treasurer
2005 Market Street	and Treasurer	since October 25, 2007
Philadelphia, PA 19103
October 1972

David P. O’Connor	Senior Vice President,	Senior Vice President,
2005 Market Street	General Counsel,	General Counsel, and
Philadelphia, PA 19103	and Chief Legal Officer	Chief Legal Officer
February 1966		since October 2005

Richard Salus	Senior Vice President	Chief Financial Officer
2005 Market Street	and Chief Financial Officer	since November 2006
Philadelphia, PA 19103
October 1963

4 David F. Connor, Daniel V. Geatens, David P. O’Connor, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.

	Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

David F. Connor has served as	85	None[4]
Vice President and Deputy
General Counsel of
Delaware Investments
since 2000.

Daniel V. Geatens has served	85	None[4]
in various capacities at
different times at
Delaware Investments.

David P. O’Connor has served in	85	None[4]
various executive and legal
capacities at different times
at Delaware Investments.

Richard Salus has served in	85	None[4]
various executive capacities
at different times at
Delaware Investments.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

About the organization

This annual report is for the information of Delaware International Value Equity Fund, Delaware Emerging Markets Fund, and Delaware Global Value Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware International Value Equity Fund, Delaware Emerging Markets Fund, and Delaware Global Value Fund and the Delaware Investments® Fund profiles for the most recently completed calendar quarter. These documents are available at www.delawareinvestments.com. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the investment company. You should read the prospectus carefully before you invest. The figures in this report represent past results that are not a guarantee of future results. The return and principal value of an investment in the investment company will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Board of trustees

Patrick P. Coyne	Ann R. Leven
Chairman, President, and	Consultant
Chief Executive Officer	ARL Associates
Delaware Investments Family of Funds	New York, NY
Philadelphia, PA
Thomas F. Madison
Thomas L. Bennett	President and Chief Executive Officer
Private Investor	MLM Partners, Inc.
Rosemont, PA	Minneapolis, MN

John A. Fry	Janet L. Yeomans
President	Vice President and Treasurer
Franklin & Marshall College	3M Corporation
Lancaster, PA	St. Paul, MN

Anthony D. Knerr	J. Richard Zecher
Founder and Managing Director	Founder
Anthony Knerr & Associates	Investor Analytics
New York, NY	Scottsdale, AZ

Lucinda S. Landreth
Former Chief Investment Officer
Assurant, Inc.
Philadelphia, PA

Affiliated officers	Contact information

David F. Connor	Investment manager
Vice President, Deputy General Counsel, and	Delaware Management Company, a series of
Secretary	Delaware Management Business Trust
Delaware Investments® Family of Funds	Philadelphia, PA
Philadelphia, PA
National distributor
Daniel V. Geatens	Delaware Distributors, L.P.
Vice President and Treasurer	Philadelphia, PA
Delaware Investments Family of Funds
Philadelphia, PA	Shareholder servicing, dividend disbursing,
and transfer agent
David P. O’Connor	Delaware Service Company, Inc.
Senior Vice President, General Counsel,	2005 Market Street
and Chief Legal Officer	Philadelphia, PA 19103-7094
Delaware Investments Family of Funds
Philadelphia, PA	For shareholders
800 523-1918
Richard Salus
Senior Vice President and	For securities dealers and financial
Chief Financial Officer	institutions representatives only
Delaware Investments Family of Funds	800 362-7500
Philadelphia, PA
Web site
www.delawareinvestments.com

Delaware Investments is the marketing name of Delaware Management Holdings, Inc. and its subsidiaries.

Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s Forms N-Q, as well as a description of the policies and procedures that each Fund uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the Commission’s Web site at www.sec.gov. In addition, a description of the policies and procedures that each Fund uses to determine how to vote proxies (if any) relating to portfolio securities and each Fund’s Schedule of Investments are available without charge on each Fund’s Web site at www.delawareinvestments.com. Each Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how each Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through each Fund’s Web site at www.delawareinvestments.com; and (ii) on the Commission’s Web site at www.sec.gov.

Item 2. Code of Ethics

      The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant’s Code of Business Ethics has been posted on the Delaware Investments Internet Web site at www.delawareinvestments.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this Web site within five business days of such amendment or waiver and will remain on the Web site for at least 12 months.

Item 3. Audit Committee Financial Expert

      The registrant’s Board of Trustees/Directors has determined that each member of the registrant’s Audit Committee is an audit committee financial expert, as defined below. For purposes of this item, an “audit committee financial expert” is a person who has the following attributes:

      a. An understanding of generally accepted accounting principles and financial statements;

      b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

      c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities;

      d. An understanding of internal controls and procedures for financial reporting; and

      e. An understanding of audit committee functions.

An “audit committee financial expert” shall have acquired such attributes through:

      a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

      b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

      c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

      d. Other relevant experience.

      The registrant’s Board of Trustees/Directors has also determined that each member of the registrant’s Audit Committee is independent. In order to be “independent” for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees/Directors or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an “interested person” of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

      The names of the audit committee financial experts on the registrant’s Audit Committee are set forth below:

     Thomas L. Bennett1
     Thomas F. Madison
     Janet L. Yeomans1
     J. Richard Zecher

Item 4. Principal Accountant Fees and Services

      (a) Audit fees.

     The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $94,100 for the fiscal year ended November 30, 2008.

_______________________
1 The instructions to Form N-CSR require disclosure on the relevant experience of persons who qualify as audit committee financial experts based on “other relevant experience.” The Board of Trustees/Directors has determined that Mr. Bennett qualifies as an audit committee financial expert by virtue of his education, Chartered Financial Analyst designation, and his experience as a credit analyst, portfolio manager and the manager of other credit analysts and portfolio managers. The Board of Trustees/Directors has determined that Ms. Yeomans qualifies as an audit committee financial expert by virtue of her education and experience as the Treasurer of a large global corporation.

     The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $96,400 for the fiscal year ended November 30, 2008.

     (b) Audit-related fees.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended November 30, 2008.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $19,074 for the registrant’s fiscal year ended November 30, 2008. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: issuance of report concerning transfer agent's system of internal accounting control pursuant to Rule 17Ad-13 of the Securities Exchange Act.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended November 30, 2007.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $19,074 for the registrant’s fiscal year ended November 30, 2007. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: issuance of report concerning transfer agent's system of internal accounting control pursuant to Rule 17Ad-13 of the Securities Exchange Act.

     (c) Tax fees.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $44,490 for the fiscal year ended November 30, 2008. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations, and tax compliance services related to investments in foreign securities.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended November 30, 2008.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $47,485 for the fiscal year ended November 30, 2007. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations, and tax compliance services related to investments in foreign securities.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended November 30, 2007.

     (d) All other fees.

     The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended November 30, 2008.

     The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended November 30, 2008.

     The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended November 30, 2007.

     The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended November 30, 2007.

     (e) The registrant’s Audit Committee has established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X (the “Pre-Approval Policy”) with respect to services provided by the registrant’s independent auditors. Pursuant to the Pre-Approval Policy, the Audit Committee has pre-approved the services set forth in the table below with respect to the registrant up to the specified fee limits. Certain fee limits are based on aggregate fees to the registrant and other registrants within the Delaware Investments Family of Funds.

Service	Range of Fees
Audit Services
Statutory audits or financial audits for new Funds	up to $25,000 per Fund
Services associated with SEC registration statements (e.g., Form N-1A, Form N-14, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end Fund offerings, consents), and assistance in responding to SEC comment letters	up to $10,000 per Fund
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit-related services” rather than “audit services”)	up to $25,000 in the aggregate
Audit-Related Services
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and /or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit services” rather than “audit-related services”)	up to $25,000 in the aggregate
Tax Services
U.S. federal, state and local and international tax planning and advice (e.g., consulting on statutory, regulatory or administrative developments, evaluation of Funds’ tax compliance function, etc.)	up to $25,000 in the aggregate
U.S. federal, state and local tax compliance (e.g., excise distribution reviews, etc.)	up to $5,000 per Fund
Review of federal, state, local and international income, franchise and other tax returns	up to $5,000 per Fund

     Under the Pre-Approval Policy, the Audit Committee has also pre-approved the services set forth in the table below with respect to the registrant’s investment adviser and other entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the registrant (the “Control Affiliates”) up to the specified fee limit. This fee limit is based on aggregate fees to the investment adviser and its Control Affiliates.

Service	Range of Fees
Non-Audit Services
Services associated with periodic reports and other documents filed with the SEC and assistance in responding to SEC comment letters	up to $10,000 in the aggregate

     The Pre-Approval Policy requires the registrant’s independent auditors to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Policy.

     (f) Not applicable.

     (g) The aggregate non-audit fees billed by the registrant’s independent auditors for services rendered to the registrant and to its investment adviser and other service providers under common control with the adviser were $298,492 and $301,847 for the registrant’s fiscal years ended November 30, 2008 and November 30, 2007, respectively.

     (h) In connection with its selection of the independent auditors, the registrant’s Audit Committee has considered the independent auditors’ provision of non-audit services to the registrant’s investment adviser and other service providers under common control with the adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors’ provision of these services is compatible with maintaining the auditors’ independence.

Item 5. Audit Committee of Listed Registrants

     Not applicable.

Item 6. Investments

     (a) Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

     (b) Divestment of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

     Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

     Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

     Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

     Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

     Not applicable.

Item 11. Controls and Procedures

     The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

     There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by the report to stockholders included herein (i.e., the registrant’s fourth fiscal quarter) that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)	(1) Code of Ethics

Not applicable.

(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

(3) Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.

Name of Registrant: Delaware Group® Global & International Funds

PATRICK P. COYNE
By:	Patrick P. Coyne
Title:	Chief Executive Officer
Date:	January 30, 2009

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

PATRICK P. COYNE
By:	Patrick P. Coyne
Title:	Chief Executive Officer
Date:	January 30, 2009

RICHARD SALUS
By:	Richard Salus
Title:	Chief Financial Officer
Date:	January 30, 2009